As filed with the Securities and Exchange Commission on September 5, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

THE MASTERS’ SELECT FUNDS TRUST
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory
4 Orinda Way, Suite 200-D
Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Item 1. Report to Stockholders.

The Masters’ Select Funds Trust

Semi-Annual Report

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund

June 30, 2006

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1.	First, only stock pickers we believe to be exceptionally skilled are chosen to manage each fund’s sub-portfolios.

2.
Second, and of equal importance, each stock picker runs a very focused sub-portfolio of not more than 15 of his or her favorite stocks within each Masters’ Select Fund; the exception being the Masters’ Select Focused Opportunities Fund, in which each manager selects no more than 7 of their highest conviction ideas. We believe that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3.
Third, even though each manager’s portfolio is focused, we seek ways to diversify each of our funds. With the Equity, International and Focused Opportunities funds, we have done this by including managers with differing investment styles and market-cap orientations (the Focused Opportunities Fund is classified as non-diversified so that it may invest in a smaller range (15-21) of securities). With the Value Fund, we have selected managers who each take a distinctive approach to assessing companies and defining value. With the Smaller Companies Fund, we have selected managers with varying investment approaches who each focus on the securities of smaller companies.

4.
Finally, we believe that excessive asset growth can result in diminished performance. We have committed to closing each Masters’ Select Fund to new shareholders at levels that we believe will preserve the managers’ ability to effectively implement the “select” concept.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Masters’ Select Focused Opportunities Fund has been created to provide a core large-cap holding for long-term investors. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Contents

Our Commitment to Shareholders	2
Letter to Shareholders	3
Masters’ Select Equity Fund
Equity Fund Review	7
Equity Fund Managers	13
Equity Fund Stock Highlights	14
Equity Fund Schedule of Investments	16
Masters’ Select International Fund
International Fund Review	18
International Fund Managers	23
International Fund Stock Highlights	24
International Fund Schedule of Investments	26
Masters’ Select Value Fund
Value Fund Review	28
Value Fund Managers	33
Value Fund Stock Highlights	34
Value Fund Schedule of Investments	36
Masters’ Select Smaller Companies Fund
Smaller Companies Fund Review	38
Smaller Companies Fund Managers	42
Smaller Companies Fund Stock Highlights	43
Smaller Companies Fund Schedule of Investments	45
Expense Examples	46
Statements of Assets and Liabilities	47
Statements of Operations	48
Statements of Changes in Net Assets
Equity Fund	49
International Fund	49
Value Fund	50
Smaller Companies Fund	50
Financial Highlights
Equity Fund	51
International Fund	52
Value Fund	53
Smaller Companies Fund	54
Notes to Financial Statements	55
Other Information	61
Index Definitions	62
Trustee and Officer Information	63

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

v2006-08

Table of Contents 1

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
New investments in each Fund are expected to be limited when that Fund reaches certain asset levels. By limiting Fund size in this manner, we believe each manager’s Masters’ Select asset base will remain small enough so that a high level of flexibility to add value through individual stock picking will be retained.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his portfolio will be diluted at the fund level by the performance of the other managers. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a 2% redemption fee for the first six months of a shareholder’s investment in any Fund, which is paid to each Fund for the benefit of shareholders.

Third, we are committed to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	There will be no loads, 12b-1 charges or any distribution charges.

•
We will work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they will be closed at the pre-determined asset levels mentioned above), and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply.

2 The Masters’ Select Funds Trust

January 2006

Dear Fellow Shareholder,

During the first six months of 2006, each of the Masters’ Select Funds underperformed its benchmark. (In the case of Smaller Companies the underperformance goes back to late 2005.) This synchronized underperformance is unusual—indeed this is the first time this has happened during an annual or semi-annual reporting period since Masters’ Select became a “family” with the launch of its third fund six years ago. Over the longer term, Masters’ Select Equity and International, the two oldest Masters’ Select funds, have out-returned their benchmarks by a decisive margin. Masters’ Select Value’s recent underperformance has brought its since-inception return back in line with its Russell 3000 Value benchmark. Masters’ Select Smaller Companies has just reached its three-year anniversary and trails its Russell 2000 benchmark.

MASTERS’ SELECT FUNDS PERFORMANCE SUMMARY
		Average Annual Total Returns
Performance as of 6/30/06	Year-to-Date Return	One Year	Five-Year	Since Inception
Masters’ Select Equity Fund (12/31/96)	-0.07%	9.56%	3.67%	9.64%
Masters’ Select International Fund (12/01/97)	7.89%	29.63%	11.50%	12.43%
Masters’ Select Value Fund (6/30/00)	2.19%	8.89%	4.99%	8.03%
Masters’ Select Smaller Companies Fund (6/30/03)	3.97%	8.53%	N/A	16.44%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-960-0188 or visiting www.mastersfunds.com. The funds impose a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower. Please refer to the individual fund pages for complete performance.

The great investor Benjamin Graham is credited with saying, “In the short run the market is a voting machine, but in the long run it is a weighing machine.” Graham meant that investor psychology temporarily influences stock prices, but in the long run it is underlying fundamental value that determines stock prices.  The analogy has rung true at times for many of the Masters’ Select managers, with most experiencing stretches of underperformance on the heels of periods of outperformance, and vice versa. In fact, it is interesting to observe that the majority of Masters’ managers are often in the midst of a multi-month run (or longer) of material under or outperformance. Consider the following examples, one from each of the Masters’ Select Funds (all returns are annualized and net of fees):

•
Ted Tyson, a sub-advisor for Masters’ Select International, has experienced a 30-month stretch when he underperformed his benchmark by a cumulative seven percentage points (700 basis points). However, he also had a 16-month stretch during which he outperformed his benchmark by 23 percentage points and another 19-month stretch where he outperformed by 21 percentage points. Overall, Tyson has outperformed by a wide margin during his almost seven years with International.

•
Mason Hawkins, in his role as a sub-advisor for Masters’ Select Equity, experienced a 20-month stretch of 15 percentage points of underperformance versus his benchmark and also a 31-month stretch where he lagged by 12 percentage points. But he also had a 19-month run of 37 percentage point outperformance and a 30-month run of 18 percentage point outperformance versus his benchmark. Hawkins has beaten his benchmark by a decisive margin in his 9 ½ years with Equity.

•
Bill Nygren, a sub-advisor for Masters’ Select Value, has a current 31-month run of 10 percentage point underperformance versus his benchmark. But that was preceded by a 41-month run of 11 percentage point outperformance. Nygren has out-returned his benchmark by a clear margin during his six years with Value.

•
Bill D’Alonzo, in his role as a sub-advisor for Masters’ Select Smaller Companies, lagged his benchmark by 8 percentage points (not annualized) during the fund’s first five months of operations but has beaten his benchmark by 14 percentage points annualized during the subsequent 31 months and by a wide margin during the three-year life of the fund.

Many of the other Masters’ sub-advisors have also experienced stretches of material under and outperformance versus their benchmarks. Though it is true that over the long run the periods of under and outperformance have netted out to overall outperformance for the vast majority of the Masters’ sub-advisors, this performance volatility may seem surprising. However, Litman/ Gregory recently conducted a study that shows that most top-performing mutual funds over long periods of time (10 years) experience multi-year (3-year) periods of significant underperformance relative to their benchmark. In other words, it is our belief that most mutual

Shareholder Letter 3

Given these findings, which are consistent with other studies we’ve seen, it is not surprising that the Masters’ Select managers also experience some periods of underperformance, even in light of their high-conviction portfolios. The Masters’ managers may be even more prone to experience extreme runs of under and outperformance for two reasons. First, highly concentrated portfolios have the potential to be more volatile. Second, the Masters’ sub-advisors are fundamentally based investors and independent thinkers. They would agree with Benjamin Graham, who wrote, “You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.” We believe part of the Masters’ managers’ edge comes from their willingness to stake out positions based on analysis that differs from the consensus. Whether others agree with them in the short run is of no concern as long as they are right in the long run. But this independent streak also means that they are willing to go through occasional periods when some or many of their stocks are out-of-sync with the markets. They also occasionally make mistakes—highly skilled stock pickers are still human. While we certainly wouldn’t complain if each sub-advisor outperformed in every period, we are also willing to live with periods of underperformance because we believe this mindset makes benchmark-beating, long-term performance more likely.

Fortunately, the manager diversification within each Masters’ Select Fund has smoothed out the funds’ overall performance, even over most shorter periods. For example, the Masters’ Select funds out-returned their primary benchmarks in 15 out of 24 calendar years (this is based on the accumulated calendar-year performance across the Masters’ Select fund family). When a Masters’ Select fund does underperform it is often a period when the diversification is not working—the temporary underperformers are not being offset by other managers’ equal or greater outperformance. This has been true recently.

Notwithstanding all of the above, given the recent underperformance it is fair to ask whether the funds’ stock pickers might be generally wrong with respect to their underperforming holdings. Unlike most of our shareholders, our role as Advisor to Masters’ Select lets us follow up our extensive initial due diligence work with ongoing dialogue with the sub-advisor team. This contact gives us the opportunity to talk stocks with the key decision-makers so that we can continually monitor the soundness of their thinking and the consistency of their process and execution, as well as team and firm developments. Occasionally, though not often, this analysis does lead to manager changes—with 16 managers across the fund group this is inevitable. Given the performance ebb and flow that is expected, it is essential that we have a fundamental basis for judging each Masters’ Select manager, rather than simply reacting to their recent performance. So our assessment of their people, process and execution are ultimately keys to answering the above question.

As we assess the overall Masters’ Select team we remain as enthusiastic about the Masters’ Select sub-advisors as we have always been and we continue to find their individual company analysis compelling. Collectively, the skill, discipline and motivation that have contributed to their long-term success as investors and the long-term success of the Masters’ Select funds continue to be a source of our confidence. Please see the sections on each fund for a more detailed update on performance, stock discussions and other developments.

Developments

Masters’ Select Smaller Companies re-opened in early July after Copper Rock Capital Partners was added as a new sub-advisor. The Copper Rock addition is discussed in more detail in the Masters’ Select Smaller Companies Fund section of this report.

Masters’ Select Focused Opportunities Fund launched on June 30. Focused Opportunities differentiates itself from the other Masters’ Select funds by its greater concentration in the highest-conviction ideas of each sub-advisor. Specifically, the fund (initially) will be run by only three sub-advisors and each will run a portfolio of only five to seven stocks. This means that the overall fund will be far more concentrated than any other Masters’ Select fund. The key idea behind the fund though, is not its greater overall level of concentration, but rather each sub-advisor’s increased selectivity.

At the overall portfolio level, we expect the fund to be style-neutral with a primary emphasis on mid- and large-cap stocks. The managers may also invest in the securities of non-U.S. companies, which at times may make up a meaningful portion of the overall portfolio—though probably never over 50%.

The three sub-advisors are Chris Davis and Ken Feinberg (of Davis Selected Advisors and Masters’ Select Equity), Mike Embler and Peter Langerman (of Franklin Mutual and Masters’ Select Value) and Craig Blum and Steve Burlingame (of TCW Investment Management Company and Masters’ Select Equity).

Please see the detailed Q&A on the Focused Opportunities fund and prospectus at www.mastersfunds.com for more information.

Masters’ Select Equity, International and Smaller Companies Funds continue to be Morningstar Fund Analyst Picks in their categories. Additionally, each of the four initial Masters’ Select Funds holds an “A” Stewardship Grade from Morningstar as of July 2006. This is the highest grade Morningstar awards. Morningstar assigns what they refer to as “stewardship grades” by assessing five areas: regulatory issues, board quality, manager incentives, fees and corporate culture.

Share Holdings in Masters’ Select by Litman/Gregory and Masters’ Select Independent Directors: Mutual fund shares held by directors and fund company management is increasingly viewed as one indicator of the alignment of interests between management, the independent trustees and the shareholders. Though we are not required to disclose this information in this format, we are happy to do so. At Masters’ Select, the partners and employees of Litman/Gregory Fund Advisors (and its affiliates), as the fund’s advisor, have always been significant investors in the Masters’ Select Funds. The same is true for the Masters’ Select Funds’ independent directors. We believe our own management’s investment in Masters’ Select reflects our confidence in the funds.

4 The Masters’ Select Funds Trust

The following is a breakout of the dollar investment in Masters’ Select by Litman/Gregory partners and employees, and also the Masters’ Select Funds’ four independent directors. The numbers are rounded to the nearest $100,000 and are as of June 30, 2006. These figures will be updated at least semi-annually. More detailed information is available in the funds’ Statement of Additional Information

By Litman/Gregory Partners and Employees:	$8.9 million
By Masters’ Select Independent Directors (four directors):	$4.3 million

Our commitment to doing what is right for the Masters’ Select shareholders is motivated by more than our own share holdings in the funds. For many years Litman/Gregory has had influence and visibility in the mutual fund industry through our published fund research products which focus on in-depth and objective analysis. With Masters’ Select we have always focused on carrying forward Litman/Gregory’s reputation for excellence and integrity. We believe this commitment is reflected in the results that Masters’ Select has achieved over the past nine plus years and its reputation as a well-run, shareholder-focused mutual fund company.

In Closing

As always, we appreciate your confidence in Masters’ Select. We and the Masters’ Select sub-advisors remain fully committed to the long-term success of the funds.

Sincerely,

Ken Gregory and Jeremy DeGroot

Litman/Gregory Fund Advisors, LLC
Advisor to the Masters’ Select Funds

Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Fund Analyst Picks are selected based on criteria including consistency of strategy, experience of management, reasonableness of expense, stewardship grades and availability for purchase.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other fund mentioned herein. The views herein are those of Litman/Gregory Advisors, LLC at the time the material was written and may not be reflective of current conditions.

Mutual Fund investing involves risk; loss of principal is possible. The Focused Opportunities Fund may invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. The fund may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. The Fund is a non-diversified fund, which means that it may concentrate more of its assets in fewer individual holdings than a diversified fund. The Fund may invest a portion of its assets in securities of distressed companies, including debt obligations. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

Shareholder Letter 5

Masters’ Select Long-Term Performance Metrics

There are three metrics we regularly track and present in these reports that serve as a helpful report card on the Masters’ Select long-term performance and ultimately, the success of the Masters’ Select concept. These metrics are updated below:

1st Metric: Each Fund’s Overall Fund Performance Since Inception

The two oldest Masters’ Select Funds have out-returned their passive benchmarks by a decisive margin since their inception. Masters’ Select Value is in a virtual dead heat with its Russell 3000 Value benchmark. Masters’ Select Smaller Companies, which just reached its three-year anniversary, trails its benchmark (this is not unprecedented—Masters’ Select Equity also trailed its benchmark at its three-year anniversary):

MASTERS’ SELECT PERFORMANCE VS. BENCHMARKS SINCE INCEPTION
	Length of Operation		Average Annual
Fund	as of 6/30/06	Index Benchmark	Outperformance Over Benchmark
Masters’ Select Equity	9 years and 6 months	Russell 3000	1.83% (183 basis points)
Masters’ Select International	8 years and 7 months	MSCI ACWI ex-US	4.35% (435 basis points)
Masters’ Select Value	6 years	Russell 3000 Value	-0.03% (-003 basis points)
Masters’ Select Smaller Companies	3 years	Russell 2000	-2.25% (-225 basis points)

2nd Metric: Consistency of Long-Term Outperformance

It is widely documented that beating a passive index over the long run is a rare feat for active managers. In fact there are many investment professionals and academics who believe active management is folly because the odds are stacked so heavily in favor of low cost index funds. Another interesting performance measure is the percentage of times that each fund outperforms its benchmark over rolling three-year and five-year time periods. While we would like each Masters’ Select Fund to outperform its index benchmark in every three-year period, this is perhaps an unrealistic standard given each fund’s extreme lack of benchmark sensitivity and since one bad year can have a huge impact on any three-year period. What we do seek is for each Masters’ Select Fund to outperform its benchmark a good percentage of the time over this intermediate time period of three years, and a higher percentage of the time over five-year periods. (Note that Masters’ Select Smaller Companies has only been operating for three years and therefore does not yet have multiple periods to measure.)

PERCENTAGE OF TIMES FUND BEAT ITS INDEX BENCHMARK OVER ROLLING TIME PERIODS*
	Number of	Percentage	Number of	Percentage
Fund	Three-Year Periods	Outperformed	Five-Year Periods	Outperformed
Masters’ Select Equity	79	81%	55	100%
Masters’ Select International	68	59%	44	77%
Masters’ Select Value	37	43%	13	62%

*
The first rolling three-year period is reached 36 months after each fund’s inception (based on month-end dates). The starting and ending periods then “roll” forward one month at a time to comprise a new 36-month period. The first rolling five-year period is reached 60 months after each fund’s inception (based on month-end dates). The starting and ending periods then “roll” forward one month at a time to comprise a new 60-month period.

We believe the strong outperformance across five-year time periods in particular suggests that Masters’ Select has performed well for reasons that are unlikely to be due to mere chance.

3rd Metric: Performance of the Underlying Sub-advisors

A third measure for assessing performance is the performance of the underlying sub-advisors. If a fund’s success was the result of spectacular performance by one or two sub-advisors, one could perhaps make the argument that there was luck involved and thereby question the likelihood that the outperformance may be repeated. In our opinion, the more managers who outperform their benchmarks over the long run, the more likely it is that the group is truly skilled and that the Masters’ Select structure enhances the ability of managers to succeed. With respect to this test, the evidence seems compelling. Of the 19 sub-advisors who have run a Masters’ Select portfolio for at least three years (including those no longer part of Masters’ Select) 15 outperformed his or her benchmark after taking into account all fees for their full tenure with the funds. (There is more detail on this metric in the sections on each individual fund.) This includes four managers who are no longer part of Masters’ and four others who are included twice because they are part of two Masters’ Select Funds. The odds of this outperformance happening by chance would seem to be quite low.

We continue to believe that together, the above metrics offer strong evidence that the Masters’ Select concept is being well executed and is delivering.

Performance quoted represents past performance and does not guarantee future results. Please refer to pages 7, 18, 28 and 38 to view the performance of the funds and their respective benchmarks

See page 62 for index definitions

Indices are unmanaged and do not incur fees, expenses or taxes.

6 The Masters’ Select Funds Trust

Masters’ Select Equity Fund Review

After a strong start to the year, the U.S. stock market stumbled during the second quarter, but still managed to post a moderate gain for the first half of 2006. In this choppy environment, Masters’ Select Equity underperformed and finished the first half with a slight loss. The fund’s return since inception remains comfortably ahead of its benchmarks as depicted in the chart and table below.

Comparison Chart

The value of a hypothetical $10,000 investment in Masters’ Select Equity Fund from its inception (12/31/96) to present as compared with the Russell 3000 Index, the Custom Equity Index and the Lipper Multi-Cap Core Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply any future performance. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Performance as of June 30, 2006

	Average Annual Total Returns
					Since
	Year-to-				Inception
	Date	One-Year	Three-Year	Five-Year	(12/1/97)
Masters’ Select Equity Fund	-0.07%	9.56%	11.98%	3.67%	9.64%
Russell 3000 Index	3.23%	9.55%	12.56%	3.52%	7.81%
Custom Equity Index	4.60%	11.62%	14.04%	4.56%	7.78%
Lipper Multi-Cap Core Fund Index	2.91%	10.85%	13.23%	3.88%	7.61%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188. The fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

Though the fund primarily invests in securities of U.S. domiciled companies it can and has invested in foreign securities as well. Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. Though the fund invests primarily in mid-sized and larger-sized companies it can also invest in smaller companies. Smaller companies involve more risk such as limited liquidity and greater volatility.

Indices are unmanaged and do not incur fees, expenses or taxes.

See page 62 for index definitions.

Long-Term Performance Analysis

Ultimately the goal of each Masters’ Select Fund is to build a very strong long-term performance record relative to its peer group and benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of up to a year or longer during which performance will be subpar. But despite some weak short-term runs of performance, including the first part of 2006, the fact is that so far in its nine-and-a-half-year life Masters’ Select Equity has built a strong long-term record.

Evidence of the fund’s long-term success is outlined below (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs).

•
The fund has outperformed the Russell 3000, the best-performing of its benchmarks, by 1.83 percentage points (183 basis points) since its inception, as measured by average annual total return. In real dollar terms, $10,000 invested in the fund nine and a half years ago would be worth $23,976 vs. $20,429 for the index. Thus, the fund has generated $13,976 of return vs. $10,429 for the index (per $10,000 investment), or 34% excess total return.

•	The fund has outperformed its Custom Equity benchmark and its Russell 3000 benchmark in four out of nine calendar years.

•
The fund has exhibited the ability to outperform at least one of its benchmarks in a variety of market environments. Outperformance years have included periods when different styles were in vogue, including strong growth years (1999) and strong value years (2000, 2001). Equity has also outperformed in down years for the stock market (2000, 2001 and 2002) as well as in the up year of 1999. In the up years of 1997, 2003 and 2004, it outperformed two of its three benchmarks. In 2005, with its benchmarks delivering moderate returns, Masters’ Select Equity underperformed. It also underperformed in 1998, an up year.

•
While we believe three-year time periods are still relatively short and five years is a better minimum period over which to measure performance, the consistency of the fund’s performance over both periods is, in our view, a useful measure. There have been 79 rolling three-year time periods during the fund’s life (the first starting at the fund's inception, and then in each subsequent period commencing at the beginning of the next month). Masters' Select Equity has out-returned its Russell 3000 Index benchmark in 64 of these periods, as measured by average annual total return. This amounts to outperformance in 81% of the defined three-year periods. We believe this consistency is noteworthy. Even more impressive, Masters’ Select Equity has outperformed the same benchmark (and all of its benchmarks) in all 55 of the rolling five-year periods.

Fund Summary 7

•
The fund’s rough periods in the first half of 2005 and the first half of 2006 hurt its ranking versus its peer group over three and five years (though it remains in the top 50%), but since its December 31, 1996 inception, the fund remains highly ranked compared to its Lipper Category. (Note: lower percentile scores reflect a higher ranking.)

MASTERS’ SELECT EQUITY FUND LIPPER MULTI-CAP CORE FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31
	1997	1998	1999	2000	2001	2002	2003	2004	2005
% Rank in Category	34.0%	64.2%	40.3%	25.2%	19.9%	32.8%	27.1%	23.8%	74.5%
Funds In Category	156	187	253	310	457	470	597	722	828

	Trailing Periods As of June 30, 2006
	One-Year	Three-Year	Five-Year	Since Inception (12/31/96)
% Rank in Category	50.5%	47.9%	47.0%	30.2%
Funds In Category	819	585	430	192

Lipper, Inc., is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

•
The fund has also ranked in the top 23% of its Morningstar Large Blend peer group over the trailing five years as outlined in the table. (Note: lower percentile scores reflect higher rankings.) It also delivered six consecutive years of top quartile returns from 1999 through 2004.

MASTERS’ SELECT EQUITY FUND MORNINGSTAR LARGE BLEND PEER GROUP RANKING
	Annual Ranking As of December 31
	1997	1998	1999	2000	2001	2002	2003	2004	2005
% Rank in Category	49%	78%	19%	15%	5%	23%	10%	12%	57%
Funds in Category	476	623	768	917	1,072	1,243	1,386	1,216	1,851

	Trailing Periods As of June 30, 2006
	One-Year	Three-Year	Five-Year
% Rank in Category	35%	29%	23%
Funds in Category	1,887	1,476	1,175

Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100.

The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

8 The Masters’ Select Funds Trust

•
Of the fund's long-tenured managers, four of five have outperformed their benchmarks during their time with the fund (this does not include the TCW team which has been part of the fund for less than three years). The fifth has underperformed by less than 1% per year. In addition, Sig Segalas, who was replaced in October 2003, also outperformed his benchmark during his almost seven-year tenure. Two other managers, who had been replaced in earlier years, sub-advised for Masters’ for less than three years and did not outperform their benchmarks (one replaced the other and was then replaced by Bill Miller). The following table shows the outperformance of each long-tenured manager (without identifying the managers), relative to his benchmark:

CURRENT MASTERS’ SELECT MANAGERS’ PERFORMANCE Margin versus BENCHMARKS Manager Return Less Benchmark Return Over Full Tenure Through June 30, 2006*
Masters’ Select Equity	Annualized Performance Margin
(Net of Allocated Expenses)
Manager 1	14.34%
Manager 2	6.67%
Manager 3	3.19%
Manager 4	3.10%
Manager 5	-0.88%

*
This table does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks. It also does not include Sig Segalas who for his almost seven-year tenure outperformed his benchmark. Listed alphabetically are the managers and their respective benchmarks.

Manager	Tenure	Benchmark
Bill D’Alonzo	12/31/96	Russell 2500 Growth
Chris Davis	12/31/96	S&P 500
Mason Hawkins	12/31/96	Russell 3000 Value
Bill Miller	03/24/00	S&P 500
Dick Weiss	12/31/96	Russell 2000

•
On an after-tax basis we can also conclude that Masters' Select Equity compares favorably to each of its benchmarks, if taxes were paid on their respective returns. Though reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can point out that the fund’s return after taking taxes into account has out-returned one of its benchmark’s pre-tax returns (Lipper) and has come close to matching the pre-tax returns of the other two benchmarks. Given the magnitude of the since- inception returns, one doesn’t have to run the numbers to see that if a hypothetical investor had been able to invest in either index and had adjusted their performance over the same period for taxes, using the same methodology used to measure the Masters’ Select after-tax return, their returns would be lower than the after-tax return from Masters’ Select Equity. The fund’s average annual return over its life, assuming all shares were liquidated on June 30, 2006, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 7.73%. Masters’ Select Equity Fund’s average annual total return after taxes on distributions (but not assuming the sale of shares) for the one-year, five-year and since inception (12/31/96) periods ended June 30, 2006 are 8.76%, 3.50% and 8.22%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/31/96) periods ended June 30, 2006 are 7.23%, 3.14% and 7.73%, respectively.

Though we can’t count on past performance trends to repeat, we have always believed that the quality of the Masters’ Select stock pickers, coupled with the concentrated high-conviction portfolios they run, provide reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run. Furthermore, we continue to believe that taken together, the above evidence is compelling and it raises Litman/Gregory’s confidence in the fund’s potential to continue to meet its long-term performance objectives. However, it is important for shareholders to have realistic expectations. Despite our confidence, we expect that there will be occasional periods, as we’ve experienced recently, during which performance will be disappointing. Moreover, the stock market will likely remain volatile with occasional losing years.

Fund Summary 9

Portfolio Commentary

Though we believe six months is not nearly a long enough time period to form long-term insights, it can be interesting and useful to understand what drove performance during a reporting period. A number of factors contributed to the fund’s performance during the first half of 2006. The highlights follow.

Performance of managers: In the first half of the year, two of the six Masters’ Select Equity stock pickers outperformed their respective benchmarks. The other four managers trailed their benchmarks, two of them by a substantial margin. It has been typical for some, but not all, of the fund’s stock pickers to beat their benchmarks in any specific shorter-term period. But over the long run we seek to have each sub-advisor beat their benchmarks. To date, four of the current Masters’ Select Equity sub-advisors have achieved that goal since inception after taking into account all allocated expenses. Of the other two managers, one trails his benchmark by less than one percentage point on an annualized return basis. The sixth manager trails his benchmark by 184 basis points (1.84%) annualized, but his tenure on the fund is less than three years, a time period we believe is too short to use in assessing performance.

There was a very wide dispersion in returns across the six managers in the first half of 2006. The returns ranged from a loss of 9.05% to a gain of 9.32% .

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance during the period. Based on our attribution analysis, the fund’s overall sector exposure relative to the Russell 3000 Index had a slightly negative impact on performance during the first half of 2006. In particular, the fund’s large over-allocation to consumer discretionary stocks hurt performance as this was one of the weakest-performing sectors in the first half of the year. Apart from the sector allocations, the managers’ stock picking also had a negative impact on returns relative to the Russell 3000 benchmark. In particular, stockholdings in the information technology, consumer discretionary and financial sectors performed poorly compared to the benchmark returns for those sectors. These are also the fund’s three biggest sector weightings. In contrast, stock picking added value in both the health care and telecom services sectors, led by the 55% gain in Level 3 Communications.

Leaders and laggards: During the first half of the year, all but one of the managers held at least one stock that was among the fund’s largest winners on a dollar basis. Both small-cap managers were represented in the top ten gainers. Meanwhile, all four of the large-cap managers, and neither of the small cap managers, held at least one stock that was among the fund’s ten largest dollar losers. It is interesting to note that General Motors, which was the fund’s second largest dollar loser in 2005, was the second largest dollar winner in the first half of 2006, registering a 53% gain. All of the fund’s ten largest winners and all of the ten largest losers were still held in the portfolio at mid-year.

See table on page 12 that lists the leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Equity for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings. The performance of General Motors noted above highlights this point.

Portfolio mix: The fund’s sector exposures have changed modestly since the end of 2005. The biggest changes were a decrease in allocation to the consumer discretionary sector from 29.2% of net assets to 25.5%, and an increase in the energy weighting from 6.7% to 9.2% . Relative to the Russell 3000 benchmark, the fund remains significantly overweighted to the consumer discretionary sector. The most underweighted sectors in the fund continue to be health care and consumer staples.

In the first half of the year, the fund’s exposure to larger-cap stocks increased slightly to 55%, while its exposure to mid-cap stocks declined to 25.4% . The exposure to small-cap stocks stood at 11.1% . Foreign stocks accounted for 6.3% of the portfolio, down from 7.3% at year end.

The fund’s cash position slightly increased to 1.4% of assets and none of the sub-advisors held more than 6% in cash at mid-year.

Please see page 13 for a breakout of the fund’s sector and market-cap exposures.

Last 18 months: Looking beyond the past six months, Masters’ Select Equity has been struggling for the last 18 months. During that time the fund’s 4.89% return has trailed the Russell 3000 Index return of 9.58% (neither of these returns are annualized). Previously the fund had outperformed the benchmark for six consecutive calendar years.

We can look at the fund’s performance in two ways. First, looking at the numbers we can see that exposure to consumer discretionary stocks hurt because this was a poor-performing sector and also because the fund’s holdings in this sector have performed even more poorly. Many investors are pessimistic about the prospects of consumer companies because of concerns about the future strength of consumer spending. However, each company has its own unique set of circumstances and these individual company fundamentals always have to be weighed against the price of the stock. Groups of stocks that are out-of-favor often offer excellent return potential because pervasive pessimism tends to go too far, driving stock prices to levels that are too low relative to fundamentals (an example was real estate investment trusts in the late 1990s). Most of the fund’s consumer discretionary holdings that have struggled remain in the fund. Obviously the sub-advisors who own them continue to find them compelling.

The other way to look at the fund’s performance during this period is at the sub-advisor level. Two sub-advisors in particular have performed quite poorly and been a drag on performance. In this case, both are very long-term and patient investors. Most of the stocks they own that have performed poorly remain in the portfolio and their conviction remains high with respect to these holdings. As outlined in the introduction to this report, we have experienced a number of other instances when a Masters’ Select sub-advisor has significantly underperformed, but stuck to his guns and later rebounded with a strong performance run. So this development is not out of the ordinary, though it is not common for two sub-advisors to experience similarly bad performance runs in the same fund at the same time. In this case, our confidence in both sub-advisors underlies our belief that their recent struggles will turn around.

10 The Masters’ Select Funds Trust

Amazon.com is an example of a stock that has not performed well recently, but that is owned based on long-term analysis. The stock is owned by two sub-advisors, Craig Blum and Steve Burlingame of TCW, as well as Bill Miller. (Miller does have a gain in the stock.) We recently chatted with Burlingame, who believes the stock market is missing the operating leverage in Amazon’s business. He expects margin improvement in the second half of the year based on reductions in Amazon’s spending on technology and content. But he says the market isn’t paying for that because, over the last 18 to 24 months, investors have been conditioned to expect Amazon to miss its numbers. Revenue growth has actually been consistently better than people were anticipating, but margins have been consistently worse. While the narrower margins have hurt the stock price, Burlingame believes Amazon’s current spending and investment strategy make sense over the long run and is improving the net present value of the company. Also important is that his analysis suggests to him that the lifetime value of an Amazon customer is much higher than the market thinks. At the end of June, the stock was down over 22% from its 52 week high.

Eastman Kodak is another stock that has not performed well for the fund. On page 34, Bill Miller explains why he believes investors are focusing on the company’s near-term challenges rather than the more important long-term economics.

While we don’t know how Amazon and Kodak will turn out as investments, these two controversial and very different companies are good examples of the long-term-oriented analysis and independent thinking that characterizes most of the Masters’ Select stock pickers. When the consensus view is significantly wrong about a company, the result is a mispriced stock. When facts eventually emerge that allow the consensus to understand the more positive outlook, the mispricing typically goes away. Stock pickers who are confident enough to seek out opportunities in controversial stocks that they believe are mispriced know that sometimes they will be punished rather than rewarded over the short term. But if their analysis is right, their intestinal fortitude and their patience to wait for returns when necessary are exactly what may set them up for big longer-term rewards.

Miscellaneous

Expenses: Expenses declined slightly in 2006 as management fee breakpoints continue to take effect. Through the first six months of the year expenses accrued at 1.17% compared to 1.19% in 2005.

In Closing

The trend of the last few years has been for earnings growth to exceed the increase in stock prices in the U.S. That trend has continued so far this year. As of June 30, the S&P 500 was 17% below its peak of over 6 years ago while operating earnings have grown roughly 50% over the same period. Around that time, we thought that growth stocks were significantly overvalued and warned about the possibility of a bear market. Stocks now seem to us to be much closer to undervalued than overvalued—if not actually undervalued. This does not mean that stock investors will reap attractive returns over the next few months or the next year. There are always plenty of risks. However, we believe valuation is a key component of long-term return potential and valuations are now at levels that generally appear attractive to us relative to underlying fundamental value. We believe this suggests that the odds are good that equity returns should be strong relative to more-conservative asset classes over time periods of five years or longer. Moreover, we continue to have confidence in the Masters’ Select sub-advisors’ ability to build concentrated, high-conviction portfolios that will add incremental returns compared to the fund’s benchmark over the long run.

As always, we value your confidence and continue to invest alongside you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 14 for specific stock commentaries written by the Masters’ Select Equity managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary 11

Masters’ Select Equity Fund Leaders and Laggards

For the Six Months Ended June 30, 2006 (Unaudited)

By Percentage Gain / Loss
	Six Month Dollar	Six Month
Security	Contribution (Loss)	% Change
FMC Technologies, Inc.	$3,413,459	54.8%
Level 3 Communications, Inc.	5,181,000	54.7%
General Motors Corp.	4,573,170	53.4%
United States Steel Corp.	2,756,250	45.9%
Level 3 Communications, Inc. - Bond	2,174,368	44.2%
Eagle Materials, Inc.	2,212,300	36.2%
Icon Plc SA	1,884,032	32.7%
Gemstar-TV Guide International, Inc.	1,548,373	31.7%
Foster Wheeler Ltd.	2,005,137	31.2%
Network Appliance, Inc.	3,007,920	30.7%
	$28,756,008

Ryland Group, Inc.	$(5,778,373)	(38.2%)
Expedia, Inc.	(4,893,448)	(34.3%)
Fairfax Financial Holdings Ltd.	(2,923,965)	(33.7%)
eBay, Inc.	(6,051,660)	(32.3%)
Merge Technologies, Inc.	(1,276,799)	(26.8%)
Conn’s, Inc.	(1,745,834)	(25.7%)
Salesforce.com, Inc.	(2,968,379)	(24.9%)
Yahoo!, Inc.	(3,660,838)	(19.3%)
Amazon.Com, Inc.	(8,013,665)	(18.7%)
Dell, Inc.	(3,906,000)	(18.6%)
	$(41,218,961)

By Dollar Gain / Loss
	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Level 3 Communications, Inc.	$5,181,000	54.7%
General Motors Corp.	4,573,170	53.4%
FMC Technologies, Inc,	3,413,459	54.8%
Comcast Corp.	3,201,006	27.6%
Network Appliance, Inc.	3,007,920	30.7%
United States Steel Corp.	2,756,250	45.9%
Disney (Walt) Co.	2,754,372	22.6%
DIRECTV Group, Inc. (the)	2,376,668	16.9%
Eagle Materials, Inc.	2,212,300	36.2%
Level 3 Communications, Inc. - Bond	2,174,368	44.2%
	$31,650,513

Amazon.Com, Inc.	$(8,013,665)	(18.0%)
eBay, Inc.	(6,051,660)	(32.3%)
Ryland Group, Inc.	(5,778,373)	(38.2%)
Expedia, Inc.	(4,893,448)	(34.3%)
Dell, Inc.	(3,906,000)	(18.6%)
Yahoo!, Inc.	(3,660,838)	(19.3%)
Salesforce.com	(2,968,379)	(24.9%)
Fairfax Financial Holdings Ltd.	(2,923,965)	(33.7%)
American International Group, Inc.	(2,569,482)	(13.5%)
Progressive Corp.	(2,517,564)	(11.9%)
	$(43,283,374)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

12 The Masters’ Select Funds Trust

Masters’ Select Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Craig Blum/Stephen Burlingame	TCW Investment Management Company	20%	Mostly mid- and large- sized companies	Growth
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a reasonable price
Bill D’Alonzo and team	Friess Associates, LLC	10%	Small and mid-sized companies	Growth
Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value
Bill Miller	Legg Mason Capital Management, Inc.	20%	All sizes, but mostly large and mid-sized companies	Eclectic, may invest in traditional value stocks or growth stocks
Dick Weiss	Wells Capital Management, Inc.	10%	Small and mid-sized companies	Growth at a reasonable price

Portfolio Composition

As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 85 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.6 - $12.3 billion
Large-Cap Domestic >$12.3 billion

By Sector
	Sector Weights
		Russell 3000
	Fund	Index
Consumer Discretionary	25.5%	11.4%
Consumer Staples	2.5%	8.4%
Energy	9.2%	9.1%
Finance	23.4%	21.9%
Health Care & Pharmaceuticals	4.9%	12.5%
Industrials	9.6%	11.6%
Materials	6.0%	3.4%
Technology	15.0%	14.9%
Telecommunications	1.7%	3.1%
Utilities	0.0%	3.7%
Notes & Bonds	0.8%	0.0%
Cash Equivalents & Other	1.4%	0.0%
	100.0%	100.0%

Fund Summary 13

Masters’ Select Equity Fund Stock Highlights

Commerce Bank - Craig Blum and Steve Burlingame

Commerce Bank (CBH) is a retail and commercial bank on the East Coast that leverages superior service, convenience and brand to generate deposit growth significantly in excess of competitors.

Growth of deposits, the yield generated from those deposits, and the cost of deposits are key variables that determine the value of a bank. Large, traditional banks tend to try to attract deposits through being competitive on the savings rates they offer, minimize their cost of deposits by restricting service and charging customers excessive fees, and then invest those deposits in longer-term, more risky assets to generate a spread. CBH’s management considers themselves growth retailers as opposed to traditional bankers and their strategy is to offer superior retail service and convenience to drive deposit growth, not compete aggressively on the offered savings rate, and take less risk by investing most of their deposits in highly liquid mortgage-backed securities. By driving deposit growth through service not rate, CBH is able to enjoy an effectively lower cost of funds than competitors that then enables them to invest in lower-risk assets and still generate comparable-to-better spreads than competing banks. Additionally, by emphasizing superior customer service, CBH keeps its customers longer which effectively lowers the total cost of acquiring a customer.

As evidence of the effectiveness of their strategy, CBH consistently wins the JD Power and Associates ranking for customer satisfaction by a relatively large margin vs. traditional banks. Their ability to translate better service into superior growth and returns was confirmed most recently by the Federal Deposit Insurance Corporation (FDIC) national survey of banks in June 2005 which showed all FDIC insured banks to have an average deposit base of $67M and annual growth in deposits of $3M (+5%). In this same survey, analysis of Commerce Bank yielded an average deposit base of $107M and average deposit growth of $22M per branch (+21%). Relative to other better-known retailers, CBH also generates impressive results, with net income per branch that typically exceeds the likes of Starbucks and WalMart. CBH has a relatively low market share of deposits in the geographies they compete in, and with the business model proving successful in not only suburban markets but also major metropolitan areas such as Manhattan, we believe they will be able to increase their deposit base significantly over the next 5 years. The market value of CBH is likely to increase as they continue to grow their deposit base, expand into new geographies such Florida and Washington D.C., and as artificially low net interest margins expand over the next few years with the likely steepening of the yield curve.

JPMorgan Chase & Co. - Christopher Davis & Kenneth Feinberg

When considering a potential investment for our clients, we evaluate the management, the business and the price. We find JPMorgan Chase & Co. (JPMorgan) attractive from all three perspectives.

Starting with the people, it is useful to ask the following questions: Are the CEO and top management “doers” or “bluffers?” Do they say what they are going to do and do it? Do they act as owner-operators and run the business the same way they would if they owned the entire company? Are they honest in evaluating the business and its returns on shareholder capital?

Having studied CEO Jamie Dimon and the team he has assembled to help him run JPMorgan, we have positive answers to each of these questions. We would note, for example, when he took over at JPMorgan he replaced each of the business heads as well as the CFO, greatly improving management and setting the tone for management based on a meritocracy, not seniority. He set tangible goals for each business line and is on track to achieve all of them, increasing earnings at Bank One in his first 2 years by 40% and at JPMorgan by 35% thus far. He currently owns $215 million worth of shares, close to half of which was purchased with his own money—a rarity in this day and age where most CEO ownership comes solely from options. We also note that his letters to shareholders are informative and straightforward, another rarity at a time when many CEOs view the annual report as a marketing rather than an informational document.

Turning from the people to the business, JPMorgan is made up of a collection of businesses that can grow faster than the global economy, have relatively low market share and room for margin improvement. A quick way to look at the potential is to compare JPMorgan and Citigroup’s ROE (Return on Equity)1. In 2005, Citigroup had an ROE of 17.5% vs. JPM at 10.5% . This gap represents about $2 in earnings per share on a company that earned $3.20 last year—significant potential. Looking a bit more closely, each of the company’s three major business lines has potential for substantial improvement in profitability. Specifically,

•	Retail banking has a US market share of only 7%. Its 2005 operating margins of 23% compare to a best in class at 33% and the industry average at 28%.

•	Investment Banking ROE of 18% in 2005 compares to a best in class at 23%.

•	Card Services earned a pre-tax return on loans outstanding at 2.1% vs. best in class at 3%.

But good people running a good business isn’t enough to make an investment attractive if it sells at too high a price. Fortunately, JPMorgan trades at 13x trailing, and 11x based on management goals and expectations for 2006.

This combination of a low valuation and an extraordinary CEO with room for improvement in globally expanding businesses leads us to be optimistic about our investment on your behalf in the shares of JPMorgan.

Eagle Materials Inc. - Bill D’Alonzo

As a former operating unit of a homebuilding company, Wall Street seems predisposed to underestimate Eagle Materials amid all the talk of cooling residential construction. But the company’s reach stretches well beyond new housing, enabling its earnings to continue to soar.

[1]	Return on Equity (ROE) tells investors how much profit a company in comparisson to the total amount of shareholder equity on the balance sheet.

14 The Masters’ Select Funds Trust

NYSE-listed Eagle Materials Inc. manufactures basic building materials. The company produces cement, gypsum wallboard, recycled paperboard, aggregates and ready-mix concrete. Sales of these products generated $860 million in revenue in the 12 months through March, representing a 39 percent rise from the year before.

Wall Street’s combined wisdom on Eagle Materials undershot the company’s earnings power in every quarter since it was added to the Masters’ Select Equity Fund portfolio last summer, with the company topping the consensus estimate by increasing amounts each time. Eagle Materials exceeded estimates by 18 percent in the March quarter with earnings growth of 74 percent.

While new residential construction appears to be moderating, underlying demand trends remain solid. Demand is further bolstered by rebuilding in the Gulf region, strong commercial construction trends and highway work spurred by the $286 billion spending bill signed into law last August. The widespread demand continues to strain supply, which promises to remain tight given the long lead times needed to add production capacity. After a series of price increases in 2005, Eagle Materials already instituted two more so far in 2006.

The Friess Associates team spoke with Chief Executive Officer Steven Rowley about Eagle Materials’ publicly announced plan to lead the charge in terms of material capacity expansion. A $500 million capital spending campaign will increase the company’s annual production capacity for cement and wallboard by 50 and 30 percent, respectively, by the end of 2007.

The Friess Associates team bought Eagle Materials at less than 8x current consensus earnings estimates for the company’s fiscal year ending March 2007. Fiscal-year earnings estimates climbed 51 percent from $3.10 per share in January to $4.68 at the end of June. Current projections put Eagle Materials on pace to grow earnings 55 percent in its fiscal year. The company’s P/E (price-to-earnings)2 ratio is lower and earnings growth rate higher based on our internal earnings expectations.

Holding companies that exceed earnings estimates is a core component of the Friess Associates strategy, and our research leads us to believe Eagle Materials is poised to continue delivering positive surprises.

Eastman Kodak - Bill Miller

Eastman Kodak is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 34.

Insight Enterprises, Inc. - Dick Weiss

Insight is a leading distributor of information technology products and services to the small and medium size business market, large enterprise, government and educational markets in the United States, Canada and the United Kingdom.

Historically, Insight has been engaged in the client’s acquisition cycle once they have substantially determined their IT needs. Their goal is to move further up in the chain, assisting clients in their technology decisions. Insight competes with a large, and varying, number of marketers and resellers of IT products and services, including: product manufacturers, such as Dell, HP and IBM; other direct marketers, such as CDW; national and regional resellers; and national and global service providers, such as IBM Global Services, HP and EDS.

In Q4 2004, Insight hired Richard Fennessy, a former IBM executive, as the new President and CEO. He has focused on increasing margins and stimulating growth. His primary goal has been a sales force reorganization to achieve their goal of becoming a trusted advisor to their clients rather than an order taker/fulfillment organization. Several changes were made in the senior sales and services leadership team as Insight increased its marketing spend in 2005 approximately 25% over 2004. Part of the higher spending was marketing to help drive brand recognition and awareness. Insight also increased the sales force training period to nine months. To date, these efforts appear to be paying dividends as sales people are experiencing significant sales increases over those of equal tenure in the past. The company has also increased salaries to materially lower the turnover of their sales staff to fully capture the expected value of the training changes.

These steps will allow the company to improve the rate of top line growth. Insight’s goal is to get involved early in the decision making process, to maximize the spend capture and offer an end-to-end solution designed to maximize a customer’s ROI. By offering a solution, Insight should be able to increase attach rates for warranties, services and accessories, all of which are higher margin opportunities. At the same time their sales force is becoming more productive through the increase in training.

Insight represents an attractive opportunity. Its equity is trading at a discount to CDW Corp. (4.9x 2007 EBITDA (earnings before interest, taxes, depreciation and amortization) vs. 7.1x for CDW), its primary competitor and an outstanding operator. While CDW deserves a substantial premium based on past history, the acceleration in Insight’s growth rate (5% in 2006 to 6% in 2007) and resulting margin expansion should result in a narrowing of the gap over time. Selling at a fiscal year P/E of 11.9x with low “Street” expectations, the stock is attractive.

[2]	Price-to-earnings (P/E) ratio reflects the multiple of earnings at which a stock sells.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 15

Masters' Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2006 (Unaudited)

Shares		Value

COMlMON STOCKS: 97.6%

Consumer Discretionary : 25.5%
868,000	Amazon.Com, Inc. *	$33,574,240
33,967	Comcast Corp. - Class A *	1,112,080
419,000	Comcast Corp. - Special Class A *	13,734,820
174,500	Conn's, Inc. *	4,632,975
998,600	DIRECTV Group, Inc.(The) *	16,476,900
498,000	Disney (Walt) Co.	14,940,000
600,000	Eastman Kodak Co.	14,268,000
392,600	Emmis Communications Corp. - Class A *	6,140,264
625,000	Expedia, Inc. *	9,356,250
1,660,000	Gemstar-TV Guide International, Inc. *	5,843,200
441,000	General Motors Corp.	13,137,390
350,000	Home Depot, Inc. (The)	12,526,500
475,000	IAC/InterActiveCorp. *	12,582,750
527,000	Koninklijke (Royal) Philips Electronics NV	16,410,780
449,250	Liberty Media Holding Corp. - Interactive *	7,754,055
89,850	Liberty Media Holding Corp. *	7,526,734
180,900	News Corp.	3,469,662
208,000	Ruby Tuesday, Inc.	5,077,280
215,000	Ryland Group, Inc.	9,367,550
210,000	Starbucks Corp. *	7,929,600
428,600	Tempur-Pedic International, Inc. *	5,790,386
		221,651,416
Consumer Staples: 2.5%
195,000	Altria Group, Inc.	14,318,850
135,000	Costco Wholesale Corp.	7,712,550
		22,031,400
Energy: 9.2%
300,000	Alpha Natural Resources, Inc. *	5,886,000
155,000	ConocoPhillips	10,157,150
440,000	EOG Resources, Inc.	30,509,600
128,000	FMC Technologies, Inc. *	8,634,880
100,000	GlobalSantaFe Corp.	5,775,000
31,300	Hercules Offshore, Inc. *	1,095,500
98,700	NS Group, Inc. *	5,436,396
173,480	Schlumberger Ltd.	11,295,283
		78,789,809

Shares		Value

Finance: 23.4%
283,200	American Express Co.	$15,071,904
279,900	American International Group, Inc.	16,528,095
56,640	Ameriprise Financial, Inc.	2,530,109
485,000	Aon Corp.	16,887,700
154	Berkshire Hathaway, Inc. - Class A *	14,115,486
200,000	Capital One Financial Corp.	17,090,000
204,600	Commerce Bancorp, Inc.	7,298,082
235,000	Conseco, Inc. *	5,428,500
439,800	Countrywide Financial Corp.	16,747,584
60,500	Fairfax Financial Holdings Ltd.	5,749,315
517,078	HSBC Holdings Plc	9,095,845
696,600	JPMorgan Chase & Co.	29,257,200
200,000	MGIC Investment Corp.	13,000,000
722,400	Progressive Corp.	18,572,904
144,200	SLM Corp.	7,631,064
150,000	Transatlantic Holdings, Inc.	8,385,000
		203,388,788

Healthcare, Pharmaceuticals & Biotechnology: 4.9%
144,700	Genentech, Inc. *	11,836,460
90,900	ImClone Systems, Inc. *	3,512,376
110,000	Manor Care, Inc.	5,161,200
283,800	Merge Technologies, Inc. *	3,493,578
266,000	PRA International *	5,923,820
131,000	ResMed, Inc. *	6,150,450
137,900	Varian Medical Systems, Inc. *	6,529,565
		42,607,449
Industrials: 9.6%
146,100	Armor Holdings, Inc. *	8,010,663
150,000	Astec Industries, Inc. *	5,118,000
148,000	FedEx Corp.	17,295,280
283,600	HUB Group, Inc. *	6,956,708
200,000	Kirby Corp. *	7,900,000
1,386,000	Tyco International Ltd.	38,115,000
		83,395,651

16 The Masters’ Select Funds Trust

Shares/ Principal Amount		Value

Materials: 6.0%

289,274	Cemex S.A. de C.V. - ADR	$16,479,940
82,600	Eagle Materials, Inc.	3,923,500
75,000	Minerals Technologies, Inc.	3,900,000
225,000	Mittal Steel Co. NV - Class A	6,864,750
236,200	Sealed Air Corp. *	12,301,296
125,000	United States Steel Corp.	8,765,000
		52,234,486
Technology: 15.0%
450,000	Arris Group, Inc. *	5,904,000
270,000	Benchmark Electronics, Inc. *	6,512,400
700,000	Dell, Inc. *	17,087,000
433,500	eBay, Inc. *	12,697,215
40,900	Google, Inc. - Class A *	17,150,597
328,000	Insight Enterprises, Inc. *	6,248,400
140,000	Mastec, Inc. *	1,849,400
362,400	Network Appliance, Inc. *	12,792,720
505,000	Nuance Communications, Inc. *	5,080,300
372,000	Parametric Technology Corp. *	4,728,120
300,000	Polycom, Inc. *	6,576,000
262,000	Progress Software Corp. *	6,133,420
331,200	QUALCOMM, Inc.	13,271,184
336,200	Salesforce.com, Inc. *	8,963,092
164,300	Yahoo!, Inc. *	5,421,900
		130,415,748
Telecommunications: 1.7%
3,300,000	Level 3 Communications, Inc. *	14,652,000

TOTAL COMMON STOCKS
	(cost $710,451,919)	849,166,747

PUT OPTIONS: 0.1%
1,000	GlobalSantaFe Corp., $65, Exp. 07/22/06	860,000

TOTAL PUT OPTIONS
	(cost $441,000)	860,000

NOTES & BONDS: 0.8%

Telecommunications: 0.8%
$ 4,650,000	Level 3 Communications, Inc, 10.000%, 05/01/11+	7,097,062

TOTAL NOTES & BONDS
	(cost $4,650,000)	7,097,062

Shares/ Principal Amount		Value

SHORT-TERM INVESTMENTS: 2.1%
$ 18,300,000	State Street Bank & Trust Co., Repurchase Agreement, 3.000%, 06/30/06, due 07/03/06 [collateral: $17,395,000, US Treasury Notes, 7.250%, due 05/15/16; US Treasury Notes, 5.125%, due 06/30/11, value $18,679,721] (proceeds $18,305,490)	$18,300,000

TOTAL SHORT-TERM INVESTMENTS
(cost $18,300,000)		18,300,000

TOTAL INVESTMENTS IN SECURITIES
(cost $733,842,919): 100.6%		875,423,809

CALL OPTIONS WRITTEN: 0.0%
1,000	GlobalSantaFe Corp., $65, Exp. 07/22/06	(15,000)

TOTAL CALL OPTIONS WRITTEN
(cost $428,987)		(15,000)

Liabilities in Excess of Other Assets: (0.6)%		(5,705,384)

Net Assets: 100%		$869,703,425

ADR	American Depository Receipt
*	Non-income producing security.
+	Illiquid security.

Schedule of Investments 17

Masters’ Select International Fund Review

Foreign stock markets surged into the second quarter of the year before suffering a correction. Nevertheless, as of June 30, most foreign benchmarks were up almost 10% on the year. After a strong 2005, Masters’ Select International trailed these benchmarks during the following six-month period, but still returned a very healthy 7.89% absolute return. Longer-term, as discussed in detail below, the fund has bested its benchmarks by a wide margin and ranks high within its peer group.

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select International Fund from its inception (12/1/97) to present as compared with the MSCI All Countries World Free (ex US) Index, the S&P Citigroup PMI Global (ex US) Index and the Lipper International Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply any future performance. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Performance as of June 30, 2006

	Average Annual Total Returns
					Since
	Year-to-				Inception
	Date	One-Year	Three-Year	Five-Year	(12/1/97)
Masters’ Select International Fund	7.89%	29.63%	24.09%	11.50%	12.43%
MSCI All Countries World Free (ex US) Index	9.99%	28.40%	25.77%	11.87%	8.09%
S&P Citigroup Global PMI (ex US) Index	9.83%	28.61%	25.52%	11.55%	8.34%
Lipper International Fund Index	9.31%	27.26%	23.15%	10.13%	7.71%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1- 800-960- 0188. The fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies which involve more risk such as limited liquidity and greater volatility.

Indices are unmanaged and do not incur fees, expenses or taxes, See page 62 for index definitions.

 Long-Term Performance Analysis

As with all Masters’ Select Funds, our performance objectives are long term. For this reason, we believe it’s always most important to assess each fund’s performance over the long term. Over its eight-year and seven-month life, Masters’ Select International has beaten its benchmarks by a wide margin. Past performance trends cannot be counted on to predict future performance trends; however, we continue to believe that the Masters’ Select structure, the quality of the fund’s sub-advisors and Litman/ Gregory’s oversight are the reasons for the good performance. If we are right, we believe there is reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run.

In our opinion many of the fund’s specific performance accomplishments are encouraging, including the following (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

•
The fund has out-returned, as measured by average annual total return, the best performing of its benchmarks by 4.09 percentage points (409 basis points) since its inception eight years and seven months ago. In dollar terms, a hypothetical $10,000 investment in the fund is worth $27,345 vs. $19,490 invested in the index. Thus the fund has generated $17,345 of total return versus $9,490 for the index, an excess return of 83%.

•
There have been 44 rolling five-year time periods (the first starting at the fund's inception, and then in each subsequent period commencing at the beginning of the next month) during the fund's life. Masters’ Select International has outperformed its MSCI benchmark in 34 of these periods (77% of the time), as measured by average annual total return. The fund has out-returned its MSCI benchmark in 40 of the 68 rolling three-year periods (59% of the time). Most of the underperforming three-year periods have been recent, and are a result of the very poor seven-month period ending August 2004, which offset surrounding stronger relative performance periods. Even taking into account the impact of the fund’s struggles during part of 2004, we believe the fund’s performance consistency over three- and five-year time periods during its full life is noteworthy.

•
The fund has outperformed one or all of its benchmarks in a variety of stock-market environments. For example, Masters’ Select International outperformed its benchmarks in 1999, a strong year for foreign growth stocks, and also in 2000 and 2001, strong years for foreign value stocks, as measured by total return. It is noteworthy that the fund was in the top quintile in its Lipper Core International Fund (1999 - 40th out of 516 funds; 2000 - 92nd out of 605 funds) and Morningstar Foreign Large Blend Fund (1999 -3rd percentile out of 266 funds; 2000 - 6th percentile of 305 funds) peer groups in both 1999, an extreme growth year, and 2000, an extreme value year. Please see the table below for ranking information, including one-year,

18 The Masters’ Select Funds Trust

three-year, five-year and since-inception periods. The fund also outperformed its primary benchmarks, in up and down years, as measured by total return. This included the negative-return years for the international stock markets of 2000 and 2001 and in 2002 when it beat one index but trailed another. It also beat its benchmarks in 1999 and 2005, both strong years for international stocks. And in 2003, another strong year, it beat one of its two benchmarks.

•
Since its inception and over most shorter time periods, the fund is highly ranked compared to its International Equity Fund Lipper Category peer group (Note: lower percentile scores reflect higher rankings). As reflected in the table below, for the period since the fund’s inception (December 1, 1997), Masters' Select International is ranked in the top 4.2% of its international peer group. It is also highly ranked compared to its Morningstar Foreign Large Blend peer group over the past five years. (Note: Morningstar does not provide a “since-inception” ranking.) 2004 was the only year in the last seven that the fund failed to rank at least in the top 30% of its Lipper and Morningstar peer groups.

MASTERS’ SELECT INTERNATIONAL FUND LIPPER INTERNATIONAL FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31								Trailing Periods As of June 30, 2006
	1998	1999	2000	2001	2002	2003	2004	2005	One-Year	Three-Year	Five-Year	Since Inception
% Rank in Category	63.4%	7.8%	15.2%	23.5%	28.6%	25.7%	80.9%	3.7%	16.0%	26.5%	19.0%	4.2%
Funds in Category	435	516	605	759	808	834	854	875	908	769	611	307

Lipper, Inc., is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

MASTERS’ SELECT INTERNATIONAL FUND MORNINGSTAR FOREIGN LARGE BLEND PEER GROUP RANKINGS BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31								Trailing Periods As of June 30, 2006
	1998	1999	2000	2001	2002	2003	2004	2005	One-Year	Three-Year	Five-Year
% Rank in Category	69%	3%	6%	18%	23%	16%	86%	3%	13%	17%	7%
Funds in Category	229	266	305	348	405	450	489	602	638	521	418

Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

•
Historically, each of the fund's long-term managers (those with at least three years) has outperformed his or her benchmarks during their tenure at the fund. This includes sub-advisors who were replaced. (We don't include Bill Fries in this analysis because he has been part of the fund for less than three years, a period of time we believe is not long enough to make a meaningful performance assessment. We also don’t include Amit Wadhwaney and Jim Gendelman who were added to the fund in February 2005.) Of the two current managers who have lengthy tenures with Masters’ Select, one has outperformed his benchmark by 8.8 percentage points on an annualized basis while the other has outperformed by 2.9 percentage points on an annualized basis.

•
Masters' Select International has also out-returned each of its benchmarks by a significant margin over its life, after taking taxes into account. Though performance reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can nevertheless say with certainty that the fund has out-returned its benchmarks after taking into account taxes because its after-tax return exceeds the pre-tax return of each of its benchmarks’. Masters' Select International's after-tax return over its life assuming all shares were liquidated on June 30, 2006, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 10.57%. Masters’ Select International Fund average annual total return after taxes on distributions for the one-year, five-year and since-inception (12/01/97) periods ended June 30, 2006 are 26.23%, 10.83% and 11.40%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since-inception (12/01/97) periods ended June 30, 1996 are 22.56%, 9.84% and 10.57%, respectively.

Fund Summary 19

Portfolio Commentary

A number of factors contributed to the fund’s performance during the first half of 2006.

Performance of managers: In the first half of the year, one of the fund’s five managers outperformed his benchmark, one performed in line with the benchmark and the other three managers trailed their benchmarks. The returns for the sub-advisors ranged from a gain of 2.9% to a gain of 10.9% .

Sector, regional and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process may provide some insight into the fund’s shorter-term relative performance. Based on our attribution analysis, the fund’s overall sector exposure relative to the S&P Citigroup PMI Global (ex US) Index had a slightly negative effect on performance during the period. The fund was hurt by its overweighting to the consumer discretionary sector, which was one of the poorer-performing sectors, but it benefited (in relative terms) from being underweight to the bottom-performing information technology sector.

Stock selection was mixed during the period. The strongest stock picking was in the consumer discretionary sector (led by top gainers Melco International Development (+53% return), Inditex (+29%), and Carpetright (+24%). Stock picking was poor within the technology and materials sectors, (e.g., Rohm lost 18% and Abitibi was down 36%).

Leaders and laggards: During the first half of the year, all five of the fund’s sub-advisors placed at least one holding on the fund’s ten biggest dollar winners list. Four of the managers also owned a name among the ten biggest dollar losers; David Herro was the exception. Eight of the ten largest winners remained in the portfolio at the end of June, while only four out of the ten largest losers were still held.

See table on page 22 that lists the leaders and laggards over the past six months. The table includes biggest dollar gains and losses as well as the largest percentage winners and losers.

Portfolio mix: Please see page 23 for sector, asset class and regional allocations as of June 30. The Masters’ Select International sub-advisors are all bottom-up stock pickers who pay little attention to benchmark weightings. As such, it is not surprising that the fund typically looks very different from its index.

•	From a sector standpoint, the biggest changes to the portfolio were an increase in the allocation to materials stocks and a decrease in financial, consumer discretionary and energy exposure.

•
Despite the decrease, the fund’s largest weighting is still in the consumer discretionary sector, at 22.8%, compared to a benchmark index weighting of just 9.0%. Health care stocks, at 12.8% of the portfolio, are also significantly overweighted versus the index. Conversely, the financial sector accounts for 16.9% of the fund’s assets compared to 30.9% for the index. Energy and technology are also large underweightings.

•	Exposure to Japanese stocks moved a bit higher to 16.6%, about four percentage points below the index weighting.

•	The fund’s weighting in European stocks dropped slightly to 47.5%, compared to the index weighting of 53.8%

•
The fund’s weighting in Latin American companies stood at 5.1%, while its exposure to Asia (ex-Japan) increased to 13.7%. Combined, these two regions represented a 6.4% overweighting versus the benchmark.

•
In terms of market-cap breakouts, at the end of June, the fund’s allocation to both smaller cap names (below $2 billion market cap) and mid-cap companies decreased, while the large-cap weighting increased. The fund’s 12.6% allocation to small-cap stocks is significantly higher than the benchmark’s small-cap weighting.

•	The fund’s cash position rose from 6.1% at year-end to 7.8%, with Amit Wadhwaney and Bill Fries holding the lion’s share of this cash.

•	At mid-year none of the fund’s foreign currency exposure was hedged back into the U.S. dollar.

Miscellaneous

Taxes: The sharp increase in foreign stocks that continued through the early part of this year meant that Masters’ Select International had returned 148.38% in the 37 months since the start of the market recovery just over three years ago, through April of this year (a 34.32% annualized return). A byproduct of the returns has been profit-taking that began to trigger taxable gains in 2005, and has carried over into 2006. With the run-up in the prices of a number of stocks in 2005 and the first part of 2006, all of our sub-advisors took some profits. Consequently, as of the end of June the recognized but undistributed gains for the fund stood at $2.09 or 11% of net asset value. About 60% of this gain is short-term. We will be working with the fund’s sub-advisors between now and the end of the year to attempt to reduce this gain, especially the short-term portion. However, there is no guarantee that we will achieve this objective.

As a reminder, the Masters’ Select funds do not focus on tax efficiency. Rather, the focus is on both pre- and after-tax return. This is a subtle but important difference. To underscore this point, consider that, as discussed earlier in this report, Masters’ Select International has out-returned its benchmarks since its inception on both a pre- and after-tax basis. However, over that same time period the fund has been less tax-efficient than index funds that track similar benchmarks. We believe that most taxable investors prefer higher after-tax returns and less tax efficiency than lower after-tax returns and more tax efficiency. We make this assumption not because tax efficiency and after-tax returns are mutually exclusive, but because sometimes greater tax efficiency can come at a price. For example, Ted Tyson purchased BAE Systems in late June ’05 at $5.04. He bought more shares in the third and fourth quarters to end up with an average cost of $5.47. The stock price proceeded to move sharply higher. As BAE broke through $7 in January, its upside was diminished, leading Tyson to sell the stock at an average price of $7.28. Since Tyson sold the stock, it has moved significantly lower. Tyson could have chosen to continue to hold the stock for another four-plus months to allow the majority of the shares to qualify for long-term capital gains treatment. This would have improved tax efficiency, but it also would have resulted in a lower after-tax return because the shares,

20 The Masters’ Select Funds Trust

if held for the full year required to qualify for long-term gains, would have been sold at a much lower price. This is an example of shareholders benefiting from a gain being locked in, even though it was a short-term gain. So sometimes, when a stock performs very well and is no longer a compelling hold, selling and triggering a gain is the prudent investment decision, even on an after-tax basis.

This is not to say that attempting to minimize taxable gains is not important. We work closely with the fund’s sub-advisors to minimize taxes when it doesn’t undermine their attempts to maximize after-tax and pre-tax returns. So all things being equal we want to minimize short-term capital gains, harvest losses, and consider more-complex tax strategies at times.

Expenses: Expenses for the first half of 2006 accrued at 1.04% . This compares to the 2005 expense ratio of 1.08% .

In Closing

As always, we are grateful for your trust and confidence. We continue to stay focused on our goal of successfully executing the Masters’ Select strategy.

Please see page 24 for specific stock commentaries written by the Masters’ Select International managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary 21

Masters’ Select International Fund Leaders and Laggards

For the Six Months Ended June 30, 2006 (Unaudited)

By Percentage Gain / Loss
Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Aker Kvaerner ASA	$4,974,377	58.2%
Melco International Development	7,963,186	52.8%
Hong Kong Exchanges and Clearing Ltd.	13,513,873	51.8%
Subsea 7, Inc.	3,633,305	34.2%
Capitaland Ltd.	4,784,246	30.7%
Inditex	8,005,319	29.2%
Nippon Sheet Glass Co. Ltd.	4,284,933	29.0%
Schlumberger Ltd.	6,727,402	24.4%
Carpetright	5,200,514	24.0%
British Sky Broadcasting Group Plc	5,787,850	22.9%
	$64,875,005

Abitbi Consolidated, Inc.	$(5,146,638)	(35.8%)
Boliden AB	(4,263,321)	(26.5%)
USG People NV	(4,682,779)	(22.0%)
NII Holdings, Inc.	(7,249,947)	(21.8%)
Korea Investment Holding Ltd.	(4,089,074)	(20.5%)
KK DaVinci Advisors	(9,652,671)	(19.6%)
Vallourec	(4,890,102)	(18.9%)
Shanghai Electric Group Co. Ltd.	(2,840,536)	(18.9%)
Rohm Co. Ltd.	(2,932,563)	(17.9%)
Teva Pharmaceutical Industries Ltd.	(4,535,049)	(17.1%)
	$(50,282,679)

By Dollar Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Hong Kong Exchanges and Clearing Ltd.	$13,513,873	51.8%
America Movil S.A. de C.V.	9,814,214	13.3%
UBS AG	8,942,867	15.8%
Inditex	8,005,319	29.2%
Melco International Development	7,963,186	52.8%
Schlumberger Ltd.	6,727,402	24.4%
British Sky Broadcasting Group Plc	5,787,850	22.9%
Roche Holdings AG	5,408,667	6.9%
Carpetright	5,200,514	24.0%
Aker Kvaerner ASA	4,974,377	58.2%
	$76,338,270

KK DaVinci Advisors	$(9,652,671)	(19.6%)
NII Holdings, Inc.	(7,249,947)	(21.8%)
Abitbi Consolidated, Inc.	(5,146,638)	(35.8%)
Vallourec	(4,890,102)	(18.9%)
USG People NV	(4,682,779)	(22.0%)
Empresa Brasileira de Aeronautica SA	(4,560,651)	(14.1%)
Teva Pharmaceutical Industries Ltd.	(4,535,049)	(17.1%)
Boliden AB	(4,263,321)	(26.5%)
Korea Investment Holding Ltd.	(4,089,074)	(20.5%)
Thomson SA	(3,418,232)	(16.6%)
	$(52,488,463)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

22 The Masters’ Select Funds Trust

Masters’ Select International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries	Thornburg Investment Management, Inc.	24%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
David Herro	Harris Associates L.P.	23%	All sizes, but mostly large and mid-sized companies	Value
Jim Gendelman	Marsico Capital Management, LLC	15%	All sizes, but mostly large and mid-sized companies	Growth
Ted Tyson	Mastholm Asset Management, LLC	23%	All sizes	Growth
Amit Wadhwaney	Third Avenue Management, LLC	15%	All sizes	Value

Portfolio Composition

The fund holds 66 securities, exclusive of cash equivalents.

By Sector
	Sector Weightings
		S&P Citigroup
		PMI Global (ex US)
	Fund	Index
Consumer Discretionary	22.8%	9.0%
Consumer Staples	6.8%	6.9%
Energy	5.3%	12.0%
Finance	16.9%	30.9%
Health Care & Pharmaceuticals	12.8%	6.7%
Industrials	10.4%	7.8%
Materials	6.9%	8.6%
Technology	1.6%	6.9%
Telecommunications	7.1%	6.1%
Utilities	1.6%	5.1%
Cash Equivalents & Other	7.8%	0.0%
	100.0%	100.0%

By Region
	Regional Allocation
		S&P Citigroup
		PMI Global (ex US)
	Fund	Index
Africa	0.0%	1.5%
Australia/New Zealand	0.0%	4.7%
Asia (ex Japan)	13.6%	9.7%
Japan	16.6%	20.4%
Western Europe and UK	47.5%	53.8%
Latin America	5.1%	2.5%
North America	8.0%	6.7%
Middle East	1.4%	0.7%
Cash Equivalents & Other	7.8%	0.0%
	100.0%	100.0%

By Asset Class

Market Capitalization:
Developed Markets Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion

By Market Capitalization

Market Capitalization:
Small-Cap < $2.0 billion
Mid-Cap $2.0 billion - $10.0 billion
Large-Cap > $10.0 billion

Fund Summary 23

Masters’ Select International Fund Stock Highlights

Hong Kong Exchanges and Clearing - Bill Fries

Hong Kong Exchanges and Clearing operates the principal stock exchange and futures exchange in Hong Kong. It also provides securities transaction clearing services through its subsidiary, Hong Kong Securities Clearing Company. The exchange (HKEX) was formed in 2000 through the merger of 5 market operators as part of a comprehensive reform by the Hong Kong government to enhance its status as the leading regional financial market. The company operates two cash market (stock) platforms: a main platform, and one for younger more speculative listings (Growth Enterprise Market), as well as a stock options platform. In addition, it operates one of the most active futures exchanges in Asia.

The Hong Kong capital market is a significant beneficiary of stable economic growth in Hong Kong and the robust growth in Mainland China. With a long-tested and reliable regulatory regime and market infrastructure in place, HKEX has attracted many listings from the ongoing privatization process going on in China. Both geographic proximity and common culture favor Hong Kong as the natural venue for these listings. Listings are important in two ways; direct listing fees generate annual revenue, and further add to the potential for trading volume increases. This fosters some annuity-like revenue characteristics of the company’s revenue stream. The listing fee component of revenue in 2005 was over 15%. A healthy backlog of pending listings of mainland Chinese companies is an opportunity for HKEX. Average daily trading volume has increased dramatically over the past several years and although recent market weakness may impact current trading volumes negatively, trading activity seems to be on a positive slope on a secular basis. Trading volumes will likely benefit from a gradual liberation of Chinese capital accounts allowing overseas equity investment by Chinese citizens. Currently, the company generates over 40% of revenue from trading tariffs and clearing fees.

Other revenue is generated from custodial fees, investment returns on cash balances and sale of real-time data on cash and derivative markets. Altogether these activities contributed over 30% of 2005 revenues. Because of these and other non-trade volume related revenues, HKEX earnings are somewhat less sensitive to daily trading volumes than the typical securities exchange related business.

The profitability characteristics of HKEX reflect the operating leverage of a business with essentially stable costs. Higher trading volumes have boosted net margins in the past couple of years to over 40% and return on equity has improved to over 30%. Free cash flow1 from operations supports a growing dividend with the yield on last year’s payout exceeding 2%. With a business model that is fundamentally appealing, the company is positioned to benefit from the economic and financial market developments taking place in Asia. At the time of our original purchase the stock was available at a discount to our estimate of its intrinsic value. Even after healthy capital appreciation over the past couple of years the stock remains an attractive holding for its long term promise.

SK Telecom - David Herro

SK Telecom (SKT) is the dominant mobile telecom provider in South Korea with a market share of greater than 50%. Though South Korea’s regulator has been concerned with SKT’s high market share and continued commercial success, they have been unable to stunt their progress via regulation, as their customer base has proven to very loyal. Besides a loyal client base, SKT has been able to continue to grow free cash despite operating in a somewhat mature market.

SKT has been a weak performing stock as investors have questioned whether the growth can continue and how management will allocate the cash profits as they continue to role in. As a result of the weak share price performance and continued business strength the stock sells at low valuation levels, around 6x our estimate of its current operating profit, and yields over 4.5% .

Finally, though capital allocation has been a question mark and reason for concern, it has improved. Investments have been made in similar phone systems and the amount of net profit distributed to shareholders has gone from less than 10% to over 50%. It is the combination of low valuation, improving capital allocation and high profitability that gives us confidence that this weak stock market performer will improve.

Roche Holding AG - Jim Gendelman

Roche Holding AG (Roche) is a Switzerland-based company offering health care solutions primarily through diagnostic products and pharmaceuticals.

We believe that Roche is a compelling long-term investment for several reasons. First, Roche maintains a 55% ownership stake in Genentech, a leading biotechnology franchise in the global oncology market. Genentech’s pipeline of cancer drugs include, among others, Avastin, Herceptin, Rituxan and Tarceva, which should provide incremental earnings visibility over the coming years. Roche itself has a number of promising new drugs that are expected to enter the marketplace over the next few years, such as Cera (anemia), Acterma (rheumatoid arthritis), and Xeloda (breast cancer).

Roche’s diagnostic division, which specializes in disease monitoring and prevention, represents 25% of the company’s revenues. This division has a leading global market position in diagnostics which we believe will become increasingly important in targeting new therapies in the future.

We believe that as of this writing Roche’s stock valuation may be compelling given our internal compounded annual growth forecasts of more than 20% over the next three years. In addition, the stock is currently trading around 19.5x our 2007 earnings estimate, a valuation that we consider attractive.

[1]	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

24 The Masters’ Select Funds Trust

Toray Industries - Ted Tyson

Toray Industries (Toray) is a Japanese conglomerate which from a historical base in textiles has expanded to be a world leader in synthetic fibers, engineering plastics and other high value added products for the technology and aerospace industries.

In the core textile and fiber businesses, Toray has significantly restructured itself over the past decade, moving a significant part of its production to China and other lower cost Asian countries. In its plastic and chemical divisions, Toray has focused on high margin niche businesses such as resins for cars, industrial films and “pastes” which are used in several key parts of LCD televisions.

Revenues and sales are likely to continue to accelerate as demand for carbon fiber (where Toray is the world leader with a 34% global market share) grows strongly. Carbon fiber is used primarily in autos and airplanes to reduce the weight of vehicles and hence reduce the amount of fuel consumed. Such fiber weighs less than one-fourth the amount of steel and is ten times stronger.

While industrial applications and use in boats and ships have driven the carbon fiber market to a record peak demand of over 20,000 tons per year, new aircraft models such as the Boeing 787 have radically increased the percentage of fiber used in each plane and aerospace demand alone is estimated to be over 60,000 tons over the next eight years giving the industry an enormous demand boost.

Driven by both demand for industrial niche products and carbon fiber we expect that Toray’s sales will grow 10-12% for the next several years, and for profit to grow at a slightly higher rate (17-20%). For a company involved in industrial products, the predictability of the outlook appears to be unusually high.

Netia S.A. - Amit Wadhwaney

Netia S.A. (Netia) is the second largest fixed line telecom operator in Poland. The company was born in the heady days of the 1990s telecom boom, backed by the Swedish telecom operator Telia and American private equity firm Warburg Pincus. Netia built a world-class fiber optic network, but financed its aggressive capital expenditures with massive amounts of debt and predictably went bankrupt in 2001. Creditors recapitalized the company in a debt-for-equity swap in 2003.

Netia now has a solid balance sheet with a net cash position, a high quality network, and a strong position as the number two fixed line operator with a particular lead in the more profitable business market segment. It has also recently won a license to provide 3G mobile phone services in Poland and a nationwide license to provide wireless Internet access using WiMAX technology. The rollout of mobile phone and WiMAX networks will temporarily depress accounting earnings, even though the cash requirements will not be particularly onerous for the company and should not compromise the balance sheet quality. Nevertheless, the stock market is fixated on the likelihood of weak near-term reported numbers. We have been able to initiate a position in Netia common shares at modest EV/EBITDA (enterprise value to earnings before interest, taxes, depreciation and amortization)2 multiples and at a discount to historical cost of building its network.

[2]	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation and amortization.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 25

Masters' Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2006 (Unaudited)

Shares		Value

COMMON STOCKS: 92.2%

Austria: 0.7%
209,374	Erste Bank der Oesterreichischen Sparkassen AG	$11,772,144

Brazil: 1.0%
1,429,806	Gafisa S.A. *	15,582,277
Canada: 5.5%
3,412,000	Abitibi Consolidated, Inc.	9,210,870
1,918,500	Canfor Corp. *	22,368,161
497,595	Shoppers Drug Mart Corp.	18,074,079
2,155,800	Talisman Energy, Inc.	37,663,663
		87,316,773

France: 10.2%
202,800	Alstom *	18,516,134
192,153	Eurazeo	19,017,309
359,400	Peugeot S.A .	22,342,978
324,700	Pinault-Printemps-Redoute S.A.	41,367,339
215,625	Sanofi Synthelabo S.A.	21,023,440
306,000	Technip S.A.	16,931,267
105,096	Veolia Environnement	5,426,942
491,600	Vivendi Universal S.A.	17,212,445
		161,837,854
Germany: 2.9%
651,300	Bayerische Motoren Werke (BMW) AG	32,508,239
331,953	Stada Arzneimittel AG	13,226,132
		45,734,371
Greece: 1.8%
794,000	OPAP S.A.	28,713,562
Hong Kong: 8.8%
10,746,500	China Merchants Holdings International Co. Ltd.	32,722,380
155,900	CNOOC Ltd. ADR	12,531,242
1,536,930	Guoco Group Ltd.	18,185,125
4,497,700	Hong Kong Exchanges and Clearing Ltd.	28,924,954
1,844,000	Hutchison Whampoa Ltd.	16,808,961
35,034,261	Shanghai Electric Group Co. Ltd.+	12,178,770
9,670,000	Shangri-La Asia Ltd.	18,612,913
		139,964,345

Ireland: 1.4%
1,238,500	Bank of Ireland	22,077,523
Israel: 1.4%
695,400	Teva Pharmaceutical Industries Ltd.	21,967,686
Japan: 16.6%
395,000	Asatsu-DK, Inc.	12,763,635
781,200	Honda Motor Co. Ltd.	24,765,347
13,711	KK DaVinci Advisors *	13,530,789
1,384,000	Komatsu Ltd.	27,497,489
1,636	Mitsubishi UFJ Financial Group, Inc.	22,860,137
909,900	Nichicon Corp.	11,236,178
3,431,000	Nippon Sheet Glass Co. Ltd.	19,056,949
17,740	NTT DoCoMo, Inc.	26,027,859
150,400	Rohm Co. Ltd.	13,436,898
452,900	Sysmex Corp.	20,883,909
5,336,000	Tokyo Gas Co. Ltd.	25,117,715
3,159,000	Toray Industries, Inc.	27,395,197
186,100	Yamada Denki Co. Ltd.	18,966,744
		263,538,846

Shares		Value

Mexico: 4.1%
1,245,538	America Movil S.A. de C.V.	$41,426,594
8,696,300	Wal-Mart de Mexico S.A. de C.V.	24,422,615
		65,849,209
Netherlands: 1.1%
288,700	Randstad Holdings NV	16,911,087
Norway: 0.5%
79,000	Aker Kvaerner ASA	7,410,275
Poland: 0.3%
3,887,900	Netia S.A.	5,456,659
Singapore: 3.1%
20,486,000	BIL International Ltd.	18,112,030
4,279,000	Capitaland Ltd.	12,160,089
3,049,600	Overseas Union Enterprise Ltd.	19,451,190
		49,723,309
South Korea: 1.7%
128,600	SK Telecom	27,651,542
Spain: 2.2%
841,000	Industrial de Diseno Textil, S.A.	35,442,699
Switzerland: 10.8%
346,964	Lonza Group AG	23,752,240
80,200	Nestle S.A.	25,143,324
365,432	Roche Holding AG	60,296,205
24,539	Serono S.A.	16,918,958
421,578	UBS AG	46,121,119
		172,231,846

United Kingdom: 15.6%
379,100	BP Plc ADR	26,389,151
3,819,624	Brit Insurance Holdings	18,607,132
2,932,900	British Sky Broadcasting Group Plc	31,096,312
1,811,200	Cadbury Schweppes Plc	17,462,199
1,146,800	Carpetright Plc	26,883,458
1,395,600	Diageo Plc	23,466,151
1,740,700	GlaxoSmithKline Plc	48,625,781
1,438,000	HSBC Holdings Plc	25,295,652
4,910,069	Matalan Plc	15,340,959
476,800	Willis Group Holdings Ltd.	15,305,280
		248,472,075
United States: 2.5%
230,555	NII Holdings, Inc. *	12,998,691
306,500	Southern Copper Corp.	27,318,345
		40,317,036
TOTAL COMMON STOCKS
(cost $1,291,531,284)		1,467,971,118

26 The Masters’ Select Funds Trust

Masters' Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2006 (Continued)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 8.8%
$ 139,881,000	State Street Bank & Trust Co., Repurchase Agreement, 3.600%, 06/30/06, due 07/03/06 [collateral: $143,445,000, US Treasury Notes, 5.125%, due 06/30/11; US Treasury Notes, 4.500%, due 02/28/11, value $142,688,838] (proceeds $139,922,964)	$139,881,000

TOTAL SHORT-TERM INVESTMENTS
(cost $139,881,000)		139,881,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,431,412,284): 101.0%		1,607,852,118

Liabilities in excess of other Assets: (1.0%)		(16,159,612)

Net Assets:	100.0%	$1,591,692,506

* Non-income producing security.

+ Illiquid as of August 9, 2006..

See accompanying Notes to Financial Statements.

Schedule of Investments 27

Masters’ Select Value Fund Review

Masters’ Select Value returned 2.19% during the first half of 2006. This return trailed the Russell 3000 Value Index, which returned 6.90%, and the Lipper Multi-Cap Value Index return of 4.27% . Longer-term, it’s very close to a dead heat between Master’s Select Value and its Russell benchmark with a since-inception average annual return of 8.03% versus the benchmark’s 8.06% return. Over the same period the fund remains ahead of its Lipper benchmark’s return of 7.69% .

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select Value Fund from inception (06/30/00) to present compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Performance As of June 30, 2006

	Average Annual Total Returns
					Since
	Year-to-				Inception
	Date	One-Year	Three-Year	Five-Year	(6/30/00)
Masters’ Select Value Fund	2.19%	8.89%	12.35%	4.99%	8.03%
Russell 3000 Value Index	6.90%	12.30%	16.10%	7.35%	8.06%
Lipper Multi-Cap Value Index	4.27%	9.79%	14.18%	6.30%	7.69%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188. The fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

Though the fund invests primarily in securities of U.S.-domiciled companies, it can and has invested in foreign securities as well. Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. Though the fund invests primarily in mid- and larger-sized companies it can also invest in smaller companies. Smaller companies can involve more risk such as limited liquidity and greater volatility. Though to date the fund has met the criteria of a “diversified fund,” it is registered as “non-diversified,”

which allows it to concentrate more of its assets in a smaller number of securities, potentially exposing it to more risk than a diversified fund.

Indices are unmanaged and do not incur fees, expenses or taxes.

See page 62 for index definitions.

Long-Term Performance Analysis

For the first time since the launch of Masters’ Select Value we can’t say that the fund is ahead of each of its benchmarks since its inception. As noted earlier, it is in close to a dead heat with the return of its Russell 3000 Value benchmark (actually 3/100 percentage point behind) while remaining ahead of its Lipper Multi-Cap Value Index benchmark. As we look back at the performance history of the fund there are two distinct performance periods. From the fund’s inception through May 31, 2004 (almost four years), the fund returned approximately 8% annualized compared to nearly 5% annualized for the Russell benchmark. This was a strong performance. However, since that time the fund has lagged the benchmark by a wide margin— about 8% to the benchmark’s almost 14% return. Why has the fund lagged?

•
As discussed in past reports and later in this report, consumer discretionary stocks have been poor performers recently. During the recent 25-month period of underperformance for the fund, this sector was the worst-returning sector in the Russell 3000 Value Index. The fund’s average allocation to this sector was 37.7% while the Russell’s average allocation was 10.6% . Over this same period, by far the best-performing sector for the Russell was energy, with a 75.6% return. This sector’s average allocation in the Russell Index was 12.5%, while the fund’s average weight was less than 1%. These sector allocations explain most of the fund’s underperformance. However, while the fund missed out on the energy sector it is too early to say how things will play out for its many consumer stocks, since most continue to be held in the fund’s portfolio.

•
The period in question has been characterized by strong value performance. The Russell 3000 Value Index returned 14.0% during this period while the Russell 3000 Growth Index returned only 4.9% . While Masters’ Select Value is a “value” fund, the fund’s stock pickers define value broadly. As we have mentioned in some of our reports over the past couple of years, some beaten-up growth stocks and stocks of quality companies offer some of the most compelling “value” in the market in the view of our sub-advisors[1]. For this reason, the fund’s portfolio looks “growthier” than it did a few years back and it is currently more growth oriented than the Russell 3000 Value benchmark. For the most part, these holdings have not been rewarded and this has hurt performance over this period.

[1]
“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

28 The Masters’ Select Funds Trust

Bill Nygren offered some insights into the question of where to find value in a speech he gave at the Louis Rukeyser Investment Conference on March 31, 2005.

 “If value managers limit themselves to buying average businesses at very cheap prices, we believe that today’s market offers very little opportunity…But we think buying above-average businesses at average prices is just as much value investing as is buying average businesses at below-average prices. These aren’t the companies people expect value managers to own, and when we buy them, some get concerned that we aren’t staying in our style box. They want us constrained to mediocre or structurally disadvantaged companies, selling at very low P/Es2. But we don’t believe it makes any sense to limit our hunt for value to only undesirable businesses. At the right price, any business can be a good value and at the wrong price, a bad value… It’s not often that the best businesses are also the best values, but when it happens, we want to take advantage of it.”

While it is interesting to look at the sector and style exposure, this fund is run by stock pickers, not top-down investors who think about sector or style exposure. Simply stated, during the period of underperformance, the sub-advisors’ stock picking did not meet expectations. Three of the fund’s four stock pickers significantly underperformed their benchmarks while the fourth hugely outperformed his benchmark. But, as we pointed out in this report’s introductory letter, it is not unusual for top-performing stock pickers to occasionally go through periods where they underperform. Knowing this, our confidence in the sub-advisors that work for Masters’ can’t be dependent on their recent performance. Instead, it is based on our assessment of their skills and commitment to Masters’ Select. In short, though this period hasn’t been good for these stock pickers, we don’t believe Nygren, Miller and Hawkins have suddenly lost their ability to pick stocks. They remain highly focused, supported by impressive teams, and continue to stick to their discipline. Litman/Gregory continues to believe that they are among the very best stock pickers in the industry.

Our confidence is aided by ongoing discussions with our sub-advisors about stocks they hold in their Masters’ Select portfolios. Beginning on page 34 you can read insights from the fund’s sub-advisors on some of their holdings. In addition, we recently spoke with Bill Nygren about Pulte Homes—a stock just purchased for Masters’ Select Value in May. Pulte has not performed well since then; however, Nygren’s conviction remains high and he has been adding to the position. Here is a synopsis of Nygren’s comments:

Pulte is controversial partly due to concerns about a possible bubble in the housing market. Nygren believes this kind of thinking is overly simplistic. The homebuilding industry is experiencing significant consolidation, where the five largest companies are taking market share from the smaller homebuilders who still constitute the majority of the industry. As the big players have gotten bigger, they’ve begun to realize economies of scale, which benefit them in a number of ways, ranging from land acquisition to extracting more favorable pricing from suppliers. This in turn makes them even more efficient and competitive. While many of the big builders should benefit from this trend, Nygren believes Pulte has several other things going for it. First, he believes it has the best management team: they focus on building long-term value, know how to utilize their excess cash flow (at recent prices they’ve been buying back shares), and are ahead of the other homebuilders in terms of unifying their purchasing practices to extract better pricing from building-materials companies. Pulte’s regional diversification allows them to divert their production efforts to those areas that are experiencing the best growth, and their strong presence in “active adult” retirement communities should also help as aging baby boomers demand more of these kinds of homes.

 Not surprisingly, Nygren believes the stock is significantly undervalued. He notes that Pulte is one of very few exceptions today to the market’s tendancy to price things homogeneously—most stocks trade within a couple multiple points of the market average, but when we talked, Pulte’s stock was priced at six times earnings. Given the changes in the industry, Nygren thinks the company deserves a higher multiple than it has historically received, and in fact he believes a fair multiple would be closer to the market average (currently in the mid teens). He acknowledges that, relative to an average company, Pulte’s earnings stream is a lot more cyclical, which argues for a below-average multiple. But there are a number of positive offsets. For example, the company has benefited from long-term demographics for housing that make it appear to be a better-than-average growth industry; consolidation suggests that large builders will continue to grow market share; the business generates strong positive cash flow; and it’s not especially sensitive to changes in the value of the dollar or energy prices. Nygren further adds that there is an asset story to be made with Pulte. If you mark up the land on their balance sheet to market, and add that to book value3, it would suggest the current price of Pulte ($28.79 as of June 30) is a substantial discount to current asset value. So even if land values declined materially from current levels (a concern that critics of the stock have raised), the stock still wouldn’t be expensive. One obvious question critics might ask is how a value investor can buy a stock that has roughly quadrupled in the last four years. Nygren acknowledges that as a value investor this is something that scares him, but over the last five years the company’s book value has grown at an equally impressive rate, so there has been a very significant increase in shareholders’ equity in this company. The stock declined recently, making its value sufficiently attractive to add it to the Masters’ Select portfolio in May (the average cost for Masters’ Select Value as of 6/30/06 is about one third below the stock’s 52 week high).

Many industry observers point out that it is very difficult for actively managed funds to beat passively managed indices over the long run. So matching a benchmark isn’t exactly a disaster. Still, the fact that we find ourselves somewhat disappointed and explaining performance when this fund has merely fallen back in line with its benchmark reflects our expectations.

[2]	The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.
[3]	Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Fund Summary 29

In our two decades in the fund manager evaluation business, we’ve seen many examples of great funds experiencing a poor couple of years that triggered big redemptions and doubts about the managers’ abilities. If the managers were truly skilled, most of the time the funds came roaring back with strong relative performance. Three examples that we recall, going back over 15 years, are funds run by three of our sub-advisors’ firms. In fact, this recent period is somewhat reminiscent of times when other Masters’ Select funds struggled, such as 1998 for Masters’ Select Equity and 2004 for Masters’ Select International. Although there is no guarantee that Masters’ Select Value will follow the same pattern, in both cases each fund rebounded with strong relative performance.4

Performance and Portfolio Commentary

A number of factors contributed to the fund’s performance during the first half of 2006.

Performance of managers: In the first half of the year, two of the four managers outperformed their benchmark by a large margin while the other two managers underperformed by significantly wider margins. The individual manager returns ranged from a gain of 10.4% to a loss of 12.9%, an unusually wide spread. Over shorter time periods, we do not expect every Masters’ Select stock picker to outperform their benchmark. But over the long run we seek to have each sub-advisor beat their benchmark. Since the Value Fund’s inception, three sub-advisors have achieved that goal taking into account all allocated expenses. The fourth manager now slightly trails his benchmark since inception.

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process may also provide some insight into the fund’s relative performance over shorter time periods. Based on our attribution analysis, the fund’s underperformance in the first half of the year was partly a function of its sector exposure relative to the Russell 3000 Value Index. In particular, the fund remained heavily under-allocated to the strongly performing energy sector, which gained 12.5% during the first half of the year. The Value Fund held no energy stocks during this period versus the benchmark’s 13% weighting. On a statistical attribution basis, this accounted for roughly 70 basis points (or 0.7 percentage points) of the fund’s underperformance for the period. The fund’s significant overweighting to the consumer discretionary sector, which underperformed the overall benchmark return, also hurt it. In addition, stock performance was poor within the consumer discretionary sector, hurt by holdings such as Expedia, Amazon. com, Home Depot and Pulte Homes. The fund’s two largest information-technology holdings, Dell and eBay, were also big losers for the period. On the positive side, strong stock picking within the consumer staples sector (KT&G and Japan Tobacco) significantly helped relative performance.

Leaders and laggards: During the first half of the year, three of the four Masters’ Select Value stock pickers placed at least one security among the ten largest dollars winners, and all four managers had at least one stock among the fund’s ten worst-performing stocks. It is typical for most, if not all, of the managers to appear on both lists. The biggest dollar winner, KT&G, was a top-ten holding of the fund at the end of June. KT&G was also a large winner in 2005. Four of the largest losers (Amazon.com, Dell, Home Depot and Pulte Homes) were top-ten holdings. Nine of the fund’s ten largest winners and nine of the largest losers were still held in the portfolio at mid-year. The biggest percentage gainers were Level 3 Communications (+55%) and General Motors (+53%). Both stocks were among the fund’s worst performers in 2005.

See table on page 32 that lists the leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Value for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. In that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings. This point is underscored by the recent performance of Level 3 Communications and General Motors, as mentioned in the prior paragraph.

Portfolio mix: The Masters’ Select Value stock pickers construct their concentrated portfolios using a bottom-up, fundamental investment approach. In doing so, they pay little attention to benchmark sector and stock weightings, and as a result, the overall fund portfolio looks very different from the Russell 3000 Value index. As of June 30, 2006, the fund’s largest weighting continued to be in the consumer discretionary sector (41.4% of assets versus only 8.9% for the index). This sector encompasses a wide variety of industries, including media, retailing, lodging, restaurants, autos and consumer durables. The fund had a large underweighting to the financial sector (12.7% versus 36.3%), energy stocks (0.0% versus 13.4%), utilities (0.0% versus 6.6%) and health care (0.9% versus 6.6%) . This has been the case for some time now.

[4]
For the period 12/31/98-12/31/2001, Masters’ Select Equity generated a cumulative total return of 27.12% compared with a -0.94% cumulative total return generated by the Russell 3000 Index over the same time period. For the period 12/31/2004-12/31/2005, Masters’ Select International Fund generated a cumulative total return of 23.78% compared with the 17.11% total return generated by the S&P Citigroup PMI Global ex US index for the same time period.

30 The Masters’ Select Funds Trust

At the end of June, the fund’s foreign-stock exposure stood at 21.2%, down slightly from year-end 2005. Michael Embler and Mason Hawkins account for all of this exposure. The fund’s allocation to distressed notes and bonds edged up slightly to 2.3% . The fund’s exposure to mid-cap U.S. stocks rose to 24.0%, reversing the downward trend of the past few years, while its exposure to large-cap companies dropped slightly. The fund’s cash position dropped a bit to 4.1% . All of the managers are essentially fully invested.

Please see page 33 for a breakout of the fund’s sector and market-cap exposure.

Miscellaneous

Expenses: During the first half of 2006 accrued at 1.20%, down from 1.21% in 2005.

In Closing

As always, we greatly appreciate your trust and confidence. We and the fund’s sub-advisors will continue to focus on the goal of generating excellent long-term performance relative to the fund’s benchmarks.

Please see page 34 for specific stock commentaries written by the Masters’ Select Value managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary 31

Masters’ Select Value Fund Leaders and Laggards

For the Six Months Ended June 30, 2006 (Unaudited)

By Percentage Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Level 3 Communications, Inc.	$2,198,000	54.7%
General Motors Corp.	2,312,510	53.4%
Level 3 Communications, Inc. - Bond	1,184,446	44.2%
Sika AG	900,516	33.9%
Korea Tob & Ginseng Corp.	3,135,618	28.6%
Comcast Corp.	1,084,770	27.6%
Disney (Walt) Co.	2,847,152	25.2%
Japan Tobacco, Inc.	1,193,842	24.8%
News Corp	1,376,648	21.7%
Anglo American Plc	1,702,080	21.6%
	$17,935,582

Expedia, Inc.	$(3,195,291)	(34.8%)
Fairfax Financial Holdings Ltd.	(977,555)	(33.9%)
eBay, Inc.	(1,965,573)	(23.0%)
Pulte Homes, Inc.	(2,385,054)	(18.5%)
Amazon.Com, Inc.	(2,329,250)	(18.0%)
Embarq Corp.	(102,370)	(12.5%)
Home Depot, Inc. (The)	(1,497,100)	(11.4%)
Dell, Inc.	(1,679,229)	(9.8%)
UnumProvident Corp.	(625,724)	(9.2%)
Viacom, Inc.	(619,905)	(7.4%)
	$(15,377,050)

By Dollar Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Korea Tob & Ginseng Corp.	$3,135,618	28.6%
Disney (Walt) Co.	2,847,152	25.2%
General Motors Corp.	2,312,510	53.4%
Level 3 Communications, Inc.	2,198,000	54.7%
Anglo American Plc	1,702,080	21.6%
News Corp	1,376,648	21.7%
Japan Tobacco, Inc.	1,193,842	24.8%
Level 3 Communications, Inc. - Bond	1,184,446	44.2%
DIRECTV Group, Inc. (The)	1,120,028	16.9%
Comcast Corp.	1,084,770	27.6%
	$18,155,094

Expedia, Inc.	$(3,195,291)	(34.8%)
Pulte Homes, Inc.	(2,385,054)	(18.5%)
Amazon.Com, Inc.	(2,329,250)	(18.0%)
eBay, Inc.	(1,965,573)	(23.0%)
Dell, Inc.	(1,679,229)	(9.8%)
Home Depot, Inc. (The)	(1,497,100)	(11.4%)
Fairfax Financial Holdings Ltd.	(977,555)	(33.9%)
UnumProvident Corp.	(625,724)	(9.2%)
Viacom, Inc.	(619,905)	(7.4%)
NTL, Inc.	(451,056)	(6.6%)
	$(15,725,735)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

32 The Masters’ Select Funds Trust

Masters’ Select Value Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	25%	All sizes	Value
Bill MIller	Legg Mason Capital Management, Inc.	25%	All sizes, but mostly large and mid-sized companies	Eclectic, may invest traditional value stocks or growth stocks
Bill Nygren	Harris Associates L.P.	25%	Mostly large and mid-sized companies	Value
Michael Embler/Peter Langerman	Franklin Mutual Advisers, LLC	25%	All sizes	Value

Portfolio Composition

The fund holds 55 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.3 - $12.3 billion
Large-Cap Domestic > $12.3 billion

By Sector
	Sector Allocation
		Russell 3000
	Fund	Value Index
Consumer Discretionary	41.4%	8.9%
Consumer Staples	7.0%	5.5%
Energy	0.0%	13.4%
Finance	12.7%	36.3%
Health Care & Pharmaceuticals	0.9%	6.6%
Industrials	9.4%	7.7%
Materials	6.5%	4.4%
Technology	9.8%	5.1%
Telecommunications	5.9%	5.5%
Utilities	0.0%	6.6%
Notes & Bonds	2.3%	0.0%
Cash Equivalents & Other	4.1%	0.0%
	100.0%	100.0%

Fund Summary 33

Masters’ Select Value Fund Stock Highlights

Eastman Kodak - Bill Miller

Eastman Kodak produces and sells traditional film and digital imaging products and services. Formed in 1901, the company dominated the traditional film industry for most of the twentieth century, garnering a 90% market share in film and an 85% market share in cameras by 1976. Digital imaging technology began penetrating the mainstream market when the Internet and reasonably priced digital cameras became widely available in the 1990s. Faced with competitive pressures and the deceleration of its traditional film business, Kodak saw its financial results begin to deteriorate in the latter part of the decade. By 2005, Kodak had new leadership, and the company’s strategy under current CEO Antonio Perez is to focus on building a broad based digital business while managing its film business for cash.

That digital imaging would disrupt Kodak’s once-fantastically lucrative film franchise has never been in doubt by us or anyone else. We believe, however, that the company occupies a favorable position in the minds of consumers and holds a valuable position with retailers, who can help the company cross the chasm between revenue decline and rejuvenation. After Kodak absorbs its near-term restructuring charges, we expect the company to generate at least $1 billion in free cash flow5 (FCF) in 2008, which would provide a FCF yield of about 15% based on Kodak’s current share price. The market is currently valuing companies with $1 billion in free cash flow and growth characteristics similar to Kodak at an approximate 7% FCF yield. This has the potential to provide for a doubling of Kodak’s market value over the next 2 years. Fundamentally, investors are myopically focused on the near-term challenges that Kodak faces as a company in transition, and are not properly accounting for the long-term economics we believe it’s likely to achieve once this transition has occurred.

We believe the market does not fully recognize Kodak’s numerous strengths in its digital imaging business, as Kodak boasts market shares at or near the top of the industry in digital camera hardware, online printing services and in-store kiosk printers. Additionally, Kodak has built up a commercial printing business that is the strongest in the industry and has the potential to produce double-digit growth and excellent profitability. Fledgling product offerings such as inkjet printers, OLED (flat panel display technology) and optical sensors provide further growth drivers to complement Kodak’s digital imaging business.

Antonio Perez joined Kodak in 2003 and became CEO in June 2005 after 25 years at Hewlett-Packard, where he spearheaded the company’s efforts to build a digital imaging business and served as President and CEO of HP’s inkjet imaging business. Perez is very direct in discussing what is working and is not working, and he is more flexible in his thinking about Kodak’s challenges than the company’s prior management regimes. Kodak’s digital revenue exceeded traditional film sales for the first time in 2005, and the company has separated the film business into its own reporting unit in an effort to highlight the continued expansion of its digital offering. We believe Perez is committed to and capable of leading Kodak through its transition to an all-digital company.

Dell - Bill Nygren

Like most investors, in March 2000 we viewed Dell as a great business, but thought it was unlikely to ever get priced cheaply enough for us to own it. At that time, Dell stock sold for $60, which equated to almost 90 times earnings. Investors may be surprised to now find Dell in a “value” portfolio, perhaps believing that value managers have a permanent bias against technology stocks. But, over the past six years, while Dell’s EPS (Earnings per Share) have more than doubled, we’ve seen Dell stock price decline by 60%. With these fundamentals, no longer does the Dell shareholder need to believe it is a great business to generate a reasonable return on the stock.

Dell’s direct sales business model gives it a considerable competitive advantage, with a build-to-order system that means inventory is virtually non-existent. Its ultra efficient supply chain is designed to minimize distribution costs, thereby maximizing profitability. Through an attractive cash conversion cycle, Dell receives payment from its customers well before it must pay its vendors, giving it financial characteristics that are virtually unparalleled. Dell’s management team has a strong record of growing its business through varied economic backdrops, owns a significant amount of stock and is focused on generating cash. In fact, Dell has recently been repurchasing its shares at more than a 10% annual rate.

Although we don’t believe that either the PC business or Dell can maintain their hyper-growth rates of the past decade, we do believe that Dell’s markets are still growing at above average rates, and that Dell’s cost advantage and strong brand name will allow it to remain the market share leader. Dell has room for future growth in areas such as notebook computers, international markets and software. Further, investment of excess cash should enhance the top line growth rate. Trading at 14x expected 2007 earnings, the world’s largest manufacturer and distributor of PCs is selling at about a market multiple. We believe Dell’s strong fundamentals warrant the stock selling at a significant premium to the average business. We are pleased that the market has offered us this opportunity to purchase this superb business.

Temple-Inland Inc. - Michael Embler

Temple-Inland Inc. (TIN) is a paper and forest products company that operates in four business segments: 1) Forest Products- TIN owns and manages over two million acres of timberland in the Southeast and manufactures lumber products and gypsum; 2) Corrugated Packaging - TIN manufactures containerboard and converts it into corrugated packages (i.e. cardboard boxes); 3) Financial Services - TIN operates a savings bank and insurance agency and provides real estate development financing; and 4) Real Estate - TIN owns and develops property in areas of Georgia, California, Texas, Colorado and Florida. Currently the real estate segment either wholly owns or owns through joint venture partnerships over 200,000 acres of developable land.

Despite a strong balance sheet, a strong commitment to shareholder value creation, a consistent return of cash to shareholders via dividends and share repurchase and a strong amalgamation of assets, we believe that TIN is trading at a significant discount to its intrinsic value. By valuing each of the

[5]	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

34 The Masters’ Select Funds Trust

segments individually and then rolling up the valuation into the current corporate structure, we are of the opinion that there is significant upside from current trading levels.

Of the valuable assets which TIN holds, the real estate holdings are particularly attractive. We believe the market is not fully recognizing the value of the over 200,000 acres of developable land in population growth areas. We think that management has the opportunity to create significant shareholder value in this segment through the orderly development of the land and the creation of a more efficient corporate structure. TIN’s other assets also benefit from favorable market positions. The company’s containerboard business is ranked as the number five producer of containerboard and runs a very efficient integrated mill system. The financial services segment has over $17 billion in assets and operates 98 bank branches in the growth markets of California and Texas. TIN’s strong set of assets provides, in our opinion, solid downside protection and significant upside potential from current trading levels.

The company’s cyclical economic exposure in general, and direct and indirect exposure to the housing market in particular, represent the greatest risk factor associated with this investment, in our opinion. Nevertheless, given the company’s strong set of assets and a management team focused on creating shareholder value, we believe the potential rewards far outweigh the risks and remain very comfortable holding this position in the Masters Select Value portfolio.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 35

Masters' Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2006 (Unaudited)

Shares		Value

COMMON STOCKS: 93.6%

Consumer Discretionary: 41.4%
275,000	Amazon.Com, Inc. *	$10,637,000
153,000	Comcast Corp. - Special Class A *	5,015,340
470,600	DIRECTV Group, Inc.(The) *	7,764,900
370,400	Discovery Holding Co. - Class A *	5,418,952
255,000	Disney (Walt) Co.	7,650,000
250,000	Eastman Kodak Co.	5,945,000
400,000	Expedia, Inc. *	5,988,000
223,000	General Motors Corp.	6,643,170
325,000	Home Depot, Inc. (The)	11,631,750
240,000	IAC/InterActiveCorp. *	6,357,600
248,000	Koninklijke (Royal) Philips Electronics NV	7,722,720
526,250	Liberty Media Holding Corp.- Interactive *	9,083,075
43,750	Liberty Media Holding Corp. *	3,664,938
142,320	Limited Brands	3,641,969
180,000	McDonald's Corp.	6,048,000
402,060	News Corp.	7,711,511
254,947	NTL Inc. *	6,348,180
365,000	Pulte Homes, Inc.	10,508,350
315,000	Time Warner, Inc.	5,449,500
152,500	Viacom, Inc. - Class B	5,465,600
115,000	Yum! Brands, Inc.	5,781,050
		144,476,605

Consumer Staples: 7.0%
246,089	Imperial Tobacco Group Plc	7,593,233
1,650	Japan Tobacco, Inc.	6,008,908
383,559	KT&G Corp.	10,739,652
		24,341,793

Finance: 12.7%
170,000	Aon Corp.	5,919,400
2,392	Berkshire Hathaway, Inc. - Class B *	7,278,856
100,000	Capital One Financial Corp.	8,545,000
20,000	Fairfax Financial Holdings Ltd.	1,904,215
175,000	JPMorgan Chase & Co.	7,350,000
460	Mitsubishi UFJ Financial Group, Inc.	6,427,667
149,000	Washington Mutual, Inc.	6,791,420
		44,216,558

Healthcare, Pharmaceuticals & Biotechnology: 0.9%
117,000	IMS Health, Inc.	3,141,450
Industrials: 9.4%
67,000	Dun & Bradstreet Corp. *	4,668,560
44,000	FedEx Corp.	5,141,840
172,600	Orkla ASA - Class A	7,997,992
552,120	Tyco International Ltd.	15,183,300
		32,991,692

Shares/ Principal Amount		Value

Materials: 6.5%
137,438	Cemex S.A. de C.V. - ADR	$7,829,843
3,200	Sika AG	3,553,088
131,180	Temple-Inland, Inc.	5,623,687
93,510	Weyerhaeuser Co.	5,820,997
		22,827,615
Technology: 9.8%
36	Comdisco Holding Co., Inc.	551
3,650,000	Comdisco, Inc. *+	0
636,000	Dell, Inc. *	15,524,760
225,000	eBay, Inc. *	6,590,250
126,000	First Data Corp.	5,675,040
330,000	Intel Corp.	6,253,500
		34,044,101
Telecommunications: 5.9%
17,500	Embarq Corp. *	717,325
1,400,000	Level 3 Communications, Inc. *	6,216,000
350,000	Sprint Nextel Corp.	6,996,500
84,000	Telephone & Data Systems, Inc.	3,267,600
84,000	Telephone & Data Systems, Inc.	3,477,600
		20,675,025

TOTAL COMMON STOCKS
	(cost $286,005,954)	326,714,839

PREFERRED STOCKS: 0.0%

Telecommunications: 0.0%
54	PTV, Inc. *	162

TOTAL PREFERRED STOCKS
(cost $0)		162

NOTES & BONDS: 2.3%

Finance: 0.7%
$ 3,774,300	Armstrong Holdings Bank	2,632,574

Industrials: 0.5%
2,386,700	Armstrongworld Trade Claims
	0.000%, 12/31/2007	1,682,624

Telecommunications: 1.1%
2,533,000	Level 3 Communications, Inc. +
	10.000%, 05/01/2011	3,865,991

TOTAL NOTES & BONDS
(cost $3,981,569)		8,181,189

36 The Masters’ Select Funds Trust

Masters' Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2006 (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENT: 3.4%
$ 11,721,000	State Street Bank & Trust Co., Repurchase Agreement, 3.600%, 06/30/06, due 07/03/06 [collateral: $11,645,000, US Treasury Notes, 7.250%, due 05/15/06; US Treasury Notes, 5.125%, due 06/30/11; US Treasury Notes, 4.500%, due 02/28/11,value $11,962,587] (proceeds $11,724,516)	$11,721,000

TOTAL SHORT-TERM INVESTMENT
(cost $11,721,000)		11,721,000

TOTAL INVESTMENTS IN SECURITIES
(cost $301,708,523): 99.3%		346,617,190

Other Assets less Liabilities: 0.7%		2,421,119

Net Assets: 100.00%		$349,038,309

* Non-income producing security.
+ Illiquid security.

See accompanying Notes to Financial Investments.

Schedule of Investments 37

Masters’ Select Smaller Companies Fund Review

Masters’ Select Smaller Companies Fund returned 3.97% during the first half of 2006. This return trailed the fund’s benchmarks. The Russell 2000 Index returned 8.20% and the Lipper Small-Cap Core Index returned 6.29% .

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select Smaller Companies Fund from its inception (6/30/03) to present as compared with the Russell 2000 Index and the Lipper Small-Cap Core Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply future performance. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Performance as of June 30, 2006

	Average Annual Total Return
			Since
	Year-to-		Inception
	Date	One Year	(6/30/03)
Masters’ Select Smaller Companies Fund	3.97%	8.53%	16.44%
Russell 2000 Index	8.20%	14.55%	18.69%
Lipper Small Cap Core Index	6.29%	14.50%	18.59%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188. The fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The fund invests in smaller companies which involve more risk such as limited liquidity and greater volatility. Though the fund primarily invests in securities of U.S. domiciled companies it can and has invested in foreign securities as well. Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates.

Indices are unmanaged and do not incur fees, expenses or taxes.

See page 62 for index definitions.

Long-Term Performance Analysis

As of June 30, 2006, the Masters’ Select Smaller Companies Fund is three years old. Its average annual three-year return of 16.44% is a strong absolute return; though, as depicted in the earlier chart, it trails its benchmarks by over two percentage points per year. With respect to its peer-group ranking the fund did better, ranking in the top 22% of the Lipper Small Cap Core category over three years out of 681 funds and in the top 38% of the Morningstar Small Cap Growth category out of 646 funds as of 6/30/06 based on total fund returns. (Note, we believe the fund should be categorized as a core or blend fund, not a growth fund.) Over the last 12 months the ranking was significantly lower, at the 87th percentile in the Lipper group out of 641 funds and the 80th percentile in its Morningstar category out of 776 funds.

A key goal for each Masters’ Select Fund is to beat the relevant benchmarks and also achieve a high ranking within its peer group of smaller-cap funds over the long run. So, in that regard we are somewhat disappointed with Smaller Companies Fund’s relative performance. However, it is important to us to point out that we don’t believe three years is “long term.” It is also interesting to note that this underperformance is not unprecedented. Masters’ Select Equity also trailed its Russell 3000 benchmark by an almost identical margin after its first three years, and while there can be no assurance that the Smaller Companies Fund will perform similiarly, the Equity Fund is now ahead of its benchmarks by a clear margin.

As we’ve mentioned in past reports, one big factor in the fund’s performance has been cash holdings. Our attribution analysis covering the past three years shows the fund’s stock portfolio (excluding cash positions) delivering an average annual return of 20.0% before expenses—if we back out expenses, this makes the return about equal to the Russell 2000 Index.

As we assess the fund’s performance and outlook, our focus is always on the sub-advisors. Over these three years, two of the fund’s managers have outperformed their benchmarks. A third, who has maintained a large cash position, has underperformed. However, if we exclude his cash position and calculate the returns on his stock portfolio, this manager has significantly outperformed. The fourth manager on the fund has significantly underperformed and the manager who we removed from the fund at the beginning of this year also underperformed.

At this point the question is how is Masters’ Select Smaller Companies likely to fare in the future relative to other small-company-oriented funds? We are very optimistic. In Bill D’Alonzo, Bob Rodriguez, John Rogers and Dick Weiss, we believe we have a veteran team of highly skilled and driven stock pickers who have proven themselves over many years. They are all highly committed to Masters’ Select and value the opportunity to run money for the fund. Two of the managers, Bill D’Alonzo and Dick Weiss, have run similar portfolios for Masters’ Select Equity for almost ten years with results that compelled us to include them as part of this fund’s team. And, recently we added Mike Malouf and Tucker Walsh from Copper Rock Capital as the replacement for Ranger Capital (the manager who was removed in January). We’ve been very impressed with Copper Rock and provide some background on them later in this report.

38 The Masters’ Select Funds Trust

We continue to believe that the small-cap (including smaller mid-caps) segment of the stock market is one where good stock picking can potentially add more value than in larger-cap stocks. We believe this because many small-cap stocks are not widely followed, so, in our opinion, these stocks are more prone to be misunderstood and mispriced. For this reason, we believe the Masters’ Select concentrated, high-conviction approach has particularly great potential with this fund. It has not yet proven out, but three years is not the long term. Time will tell if we are right.

Portfolio Commentary

A number of factors contributed to the fund’s performance during the first half of 2006.

Performance of managers: In the first half of the year, one of the fund’s sub-advisors significantly beat his benchmark while the other three managers underperformed their respective benchmarks by wide margins. The individual performance of the managers varied greatly, ranging from a loss of 9.6% to a gain of 18.1%, after taking into account all fees.

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process may provide some insight into the fund’s shorter-term performance relative to the Russell 2000 Index. Based on our attribution analysis, the fund’s overall sector exposure had a slightly negative effect during the first half of 2006. This was driven by the fund’s lack of exposure to the materials sector, which was the top-performing small-cap sector during the period. The fund’s relatively large cash position was also a drag on returns. The managers’ stock selections were poor within the technology and consumer discretionary sectors, with the fund’s worst performer, Journal Register, detracting roughly 89 basis points (0.89%) from performance. On the plus side, stock picking was strong among the fund’s industrials and energy stocks. Top performers Natco Group (which gained 64%) and Manitowoc (+70%), each contributed roughly 100 basis points to the fund’s overall return.

Leaders and laggards: Three of the fund’s stock pickers placed at least one stock on the list of the top ten dollar gainers for the first half of the year. Bill D’Alonzo stood out, picking six winners on the list. Three of the managers had at least one of their holdings on the list of biggest dollar losers. Bob Rodriguez avoided owning a top-ten loser. Seven of the ten largest winners and nine of the largest losers were still held in the portfolio at mid-year.

See the table on page 41 for the portfolio leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Smaller Companies for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: The biggest changes to the fund’s sector allocations during the period were an increase in the consumer discretionary weighting to 19.0% (from 14.6% at year end) and a decrease in the energy weighting to 13.2% (from 17.3%) . Relative to the Russell 2000 Index, the fund remains significantly overweighted to energy, consumer discretionary and information technology stocks. It is significantly underweight to financials and health care.

While the fund’s allocation to micro-cap stocks (below $500 million market cap) held steady at around 14%, the allocation to small-cap companies in the $500 million to $1.6 billion market cap range increased to 42.8% and the exposure to mid-cap names fell, compared to year-end 2005. Relative to the small-cap index, the fund was significantly underweighted to stocks with market caps in the $500 million to $1.6 billion range. We expect the fund’s allocation to this market cap range to increase with the addition of Copper Rock Capital as a fifth sub-advisor. The fund’s asset-weighted average market cap is $1.56 billion. Please see the table on page 42 for the fund’s sector weights and market cap exposure.

At the end of June, the fund’s cash position stood at 13.0%, down from 14.6% at the end of last year. Bob Rodriguez is still holding a large percentage of his portfolio in cash.

New Sub-Advisor: Copper Rock Capital

On July 13, Copper Rock Capital Partners was added as a sub-advisor to the fund. With their addition we are now working to re-allocate assets to each of the fund’s sub-advisors.

Mike Malouf and Tucker Walsh are the portfolio managers and founding partners of Copper Rock. Prior to co-founding Copper Rock, Malouf was head of Small Cap Growth Investing at Neuberger Berman, and prior to that he held the position of Small Cap Portfolio Manager at RCM Capital Management. He has over 16 years of investment industry experience. Before co-founding Copper Rock, Walsh was head of the small cap growth team at State Street Research, managing approximately $2 billion for the firm’s separate accounts and mutual funds. Walsh has over 15 years of investment industry experience.

We began our due diligence on Copper Rock in February 2006. Over the following five months we had multiple conference calls with the firm’s research team. We also met with Mike Malouf in our office and spent a day at Copper Rock’s offices meeting individually with Walsh, Malouf and the other key professionals in the firm, including those in research, compliance and trading. Our primary objectives were to gain an in-depth understanding of their investment process and the discipline with which it is executed, and to assess their enthusiasm and approach to running a highly concentrated portfolio for Masters’ Select.

In selecting stocks, the Copper Rock team focuses on finding companies with strong and sustainable growth, expanding operating margins and proven management. They look for expected earnings growth of at least 20% over an 18- to 24-month time frame and they emphasize understanding the factors that will drive margin expansion during that period. Malouf and Walsh also believe that interviews with company management are important tools for evaluating growth potential and they devote time to questioning management on a wide range of topics, from business challenges to board composition.

Fund Summary 39

Though stock selection is driven by bottom-up research, their investments are often in traditional growth sectors such as technology, health care and consumer and business services, however their process has the flexibility to allow them to seek growth companies in all sectors.

The Copper Rock team sets price targets by applying a multiple to their earnings estimates. Multiples may be determined by examining historical trading ranges for peers during comparable periods in their growth cycle or, where comparable companies do not exist, by determining a reasonable multiple based on expected growth. Generally, Malouf and Walsh want to see the potential for at least 30% to 50% appreciation before adding a stock to their portfolio.

Central to Copper Rock’s investment approach is a sell discipline which the team strictly adheres to and believes should lead to consistent outperformance. Once purchased for the portfolio, stocks are monitored carefully and sold quickly on any news that casts doubt on a company’s future prospects. One example of the team’s sell discipline is its rule that a CFO’s departure triggers the sale of a stock. While this may not always be a sign of deteriorating fundamentals, Malouf and Walsh believe it is best to keep their portfolio clear of potential “blow-ups” and are ready to re-examine a stock for repurchase only after these concerns are eliminated.

Miscellaneous

Open to new shareholders: The fund temporarily closed to new shareholders early in 2006 after Ranger Capital was removed as a sub-advisor. With the addition of Copper Rock Capital Partners the fund is again open to new shareholders. The fund is likely to remain open until assets reach approximately $450 million, though this target could change depending on the pace of asset growth.

Expenses: During the first half of 2006 the fund’s expenses accrued at 1.27% of average net assets. This compared to 1.30% for all of 2005.

In Closing

When Masters’ Select Smaller Companies was launched in 2003, we believed stocks of small companies were generally undervalued. This segment of the market has since generated very strong returns as evidenced by the returns of the Russell 2000 Index. We no longer believe small-cap stocks are undervalued and now view them as within a fair-value range. Whatever returns the small-cap market delivers on average, it remains a goal of Masters’ Select to deliver a premium over its benchmarks over the long run.

As always, we value your confidence and continue to invest alongside you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 43 for specific stock commentaries written by the Masters’ Select Smaller Companies managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Lipper, Inc., is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. As of June 30, 2006, Lipper, Inc. categorized Masters’ Select Smaller Companies Fund as a Small Growth Fund. The Fund’s one-year and since inception rankings as of June 30 in the Lipper Small Growth Fund category are 424 of 533 funds (79.5%), and 58 of 571 funds (10.2%), respectively.

Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100.

The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

40 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Leaders and Laggards

For the Six Months Ended June 30, 2006 (Unaudited)

By Percentage Gain / Loss
	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Manitowoc Co.	$3,113,582	69.9%
Natco Group, Inc.	3,465,185	63.8%
Core Laboratories NV	2,034,254	44.8%
Big Lots, Inc.	750,578	40.4%
Trinity Industries, Inc.	2,198,007	37.9%
Hub Group, Inc.	1,471,489	34.0%
Rent-A-Center, Inc.	539,553	30.5%
Natus Medical, Inc.	634,424	28.6%
Skechers USA, Inc.	1,615,715	27.4%
Littlefuse, Inc.	948,239	26.0%
	$16,771,024

Journal Register Co.	(2,517,359)	(33.3%)
DynCorp Materials Corp.	(1,859,197)	(30.9%)
Global Power Equipment Group, Inc.	(919,162)	(29.4%)
Autobytel, Inc.	(675,198)	(25.7%)
Apria Healthcare Group, Inc.	(274,298)	(21.9%)
Radio One, Inc.	(920,507)	(21.0%)
Lee Enterprises, Inc.	(938,821)	(19.3%)
Invacare Corp.	(1,208,287)	(18.8%)
Parametric Technology Corp.	(1,053,718)	(18.6%)
Hewitt Associates, Inc.	(1,006,840)	(17.6%)
	$(11,373,388)

By Dollar Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Natco Group, Inc.	$3,465,185	63.8%
Manitowoc Co.	3,113,582	69.9%
Trinity Industries, Inc.	2,198,007	37.9%
Core Laboratories NV	2,034,254	44.8%
Skechers USA, Inc.	1,615,715	27.4%
HUB Group, Inc.	1,471,489	34.0%
Heartland Payment Systems, Inc.	1,204,801	19.5%
Arris Group, Inc.	1,131,124	16.9%
Albany International Corp.	1,076,608	21.2%
Atwood Oceanics, Inc.	960,632	23.0%
	$18,271,397

Journal Register Co.	(2,517,359)	(33.3%)
DynCorp Materials Corp.	(1,859,197)	(30.9%)
Invacare Corp.	(1,208,287)	(18.8%)
Parametric Technology Corp.	(1,053,718)	(18.6%)
Hewitt Associates, Inc.	(1,006,840)	(17.6%)
Lee Enterprises, Inc.	(938,821)	(19.3%)
Stats Chippac Ltd.	(932,815)	(15.6%)
Radio One, Inc.	(920,507)	(21.0%)
Global Power Equipment Group, Inc.	(919,162)	(29.4%)
Embarcadero Technologies, Inc.	(877,291)	(15.1%)
	$(12,233,998)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Fund Summary 41

Masters’ Select Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and team	Friess Associates, LLC	28%	Small and mid-sized companies	Growth
John Rogers, Jr.	Ariel Capital Management, LLC	22%	Small and mid-sized companies	Value
Robert Rodriguez	First Pacific Advisors, Inc.	22%	Small and mid-sized companies	Value
Dick Weiss	Wells Capital Management, Inc.	28%	Small and mid-sized companies	Growth at a reasonable price

Portfolio Composition

The fund holds 59 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Micro-Cap < $500 million
Small-Cap $500 million - $1.6 billion
Small-Mid Cap $1.6 billion - $4 billion
Mid-Cap > $4 billion

By Sector
	Sector Allocation
		Russell 2000
	Fund	Index
Consumer Discretionary	19.0%	13.5%
Consumer Staples	0.0%	2.8%
Energy	13.2%	7.1%
Finance	7.1%	21.1%
Health Care & Pharmaceuticals	5.1%	11.8%
Industrials	17.7%	16.0%
Materials	0.0%	5.3%
Technology	24.9%	18.3%
Telecommunications	0.0%	1.6%
Utilities	0.0%	2.5%
Cash Equivalents & Other	13.0%	0.0%
	100.0%	100.0%

42 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Stock Highlights

Witness Systems Inc. - Bill D’Alonzo

For many corporations, contact centers serve as the primary means to communicate with existing and potential customers. As a result, bad experiences on the phone or over the Internet can take an unpleasant toll on the bottom line. Witness Systems shows companies that improving the service they provide benefits customers and contact center operators alike.

NASDAQ-listed Witness Systems Inc. specializes in optimizing performance for corporate phone- and Internet-based customer service centers. The company’s software, which automates the process of analyzing customer interactions, provides a treasure trove of actionable insights on everything from training and staffing on the call-center floor to broader concerns such as cost containment and marketing strategy. The lessons learned allow companies to increase customer satisfaction while reducing costs and raising revenues.

Customers include AT&T, Bank of America, Federal Express, Verizon and Visa. Revenues reached $195 million in the 12 months through March, representing a 31 percent increase over the prior year. The company is debt-free and holds more than $150 million in cash that its management team has said publicly could be used for strategic acquisitions.

Witness Systems grew March-quarter earnings 46 percent on 25 percent revenue growth. The company’s new end-to-end software suite, Impact 360, generated roughly half of licensing revenue for the quarter.

Witness Systems enjoys a compelling competitive advantage in that it is currently the only company to integrate all of the major components of workforce optimization for contact centers, including quality monitoring, staffing, performance analysis and training. The company released the second version of its Impact 360 software suite in the June quarter and expects to introduce a third version in the March quarter of 2007.

Witness Systems is also capitalizing on opportunities related to the growth in voice over Internet protocol, or VoIP. While the company already sold to more than 1,500 sites embracing VoIP, industry estimates put current VoIP usage at less than 20 percent. Analysts predict that percentage will double in 24 months and triple within 36 months. With technology specifically designed for VoIP and relationships with companies such as Avaya, Cisco Systems and Nortel Networks, Witness Systems is well-positioned to benefit from that growth.

Wall Street predicts Witness Systems will finish 2006 with 23 percent earnings growth. We believe the Impact 360 software suite and the company’s ability to cater to a growing base of contact centers using VoIP position Witness Systems to deliver earnings growth in excess of Wall Street expectations.

ACCO Brands - John Rogers

Created by the August 2005 merger of Fortune Brands’ ACCO World Office Products unit and General Binding Corp., ACCO Brands Corp. (ACCO) is one of the world’s largest branded office products companies. The two companies merged to gain distribution scale, improve margins through cost cutting measures, and expand revenue by harnessing the proven track record of ACCO’s management in driving incremental growth.

ACCO’s competitive advantage is driven by its strong brands and wide geographic footprint. Fully 85% of ACCO brands are #1 or #2 in its categories. ACCO owns trusted brands like Swingline staplers, Kensington computer accessories, Day-Timer time management solutions, Quartet writing boards, GBC binding machines and Wilson Jones binders, labels, notebooks and report covers. Additionally, its strong market position at major retailers provides a barrier to entry relative to private label brands and other upstarts.

Looking forward, the synergies from the merger will further help ACCO achieve cash earnings growth in excess of 10% a year. Top-line revenue growth should benefit from a rebound in white-collar hiring and extending ACCO’s strong product innovation capabilities, which it developed while a subsidiary of Fortune Brands, to the brands belonging to General Binding Corp. Earnings should improve by using free cash flow1 to retire debt. Finally, margins should continue to be positively impacted by cost cutting and streamlining operations.

On May 3, 2006, ACCO’s first quarter earnings announcement contained many points that support our investment thesis. Pro forma sales increased by 6% and strong earnings were used to pre-pay $49 million in debt. Additionally, the company announced integration steps to close nine plants worldwide, which will account for 40% of the merger’s projected synergy savings.

The shares of the company are currently trading at a 28% discount to our $28 estimate of intrinsic value and at approximately 14 times forward earnings per share2. We believe this represents a compelling value for the issue whose full worth has not yet been fully realized by the broader market.

Foot Locker - Robert Rodriguez

Foot Locker, Inc. (FL) was originally purchased at $13.25 for the Masters’ Select Smaller Companies Fund in 2003 when investors were concerned about the company’s long-term relationship with Nike and the ability of FL to grow its earnings. We subsequently added to the position during 2004, 2005 and 2006.

FL is a retailer of athletic footwear and apparel, operating approximately 4,000 mall-based stores in the U.S., Canada, Europe, and Asia Pacific, including Australia and New Zealand. The company’s store formats include Foot Locker, Lady Foot Locker, Kids Foot Locker, Champ Sports and Footaction. Over the next couple of years, a majority of FL’s store expansion will take place in the international markets, particularly in Europe.

At the time of our initial purchase in 2003, we acknowledged that FL had vendor problems with Nike. We also believed that it was in the interest of both companies to settle their differences and strengthen their relationship. FL not only mended the relationship with Nike, it now earns higher margins on the Nike shoes it sells. FL is able to achieve these higher margins because the company is managing its product mix more effectively and

[1]	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.
[2]	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Fund Summary 43

Nike’s sales to FL’s various store formats now represents a larger share than in the past. FL’s successful negotiations with Nike provided better terms resulting in larger profits for Foot Locker.

One reason Nike relies on FL more today than in the past is that, in 2004, FL purchased 350 Footaction stores, which were generating several hundred million dollars in sales, when Footaction’s parent, Footstar, was in financial distress. While other large international athletic footwear retailers are under-performing, with a few chains experiencing severe financial problems, FL’s business has been growing and we believe the company remains a strong, viable retailer.

Up to this year, FL’s profit margins have been trending higher for several reasons. First, the company’s European operations, experiencing higher growth, are generally more profitable than its U.S. operations, so the geographical mix of revenues is better. Second, FL’s stores have reduced lower-margin products. Third, management has successfully reduced expenses on supplies and services. Last, store occupancy costs as a percent of sales have been reduced as a result of tougher negotiations with landlords. Moreover, we expect FL to continue to improve its occupancy costs as the company closes unprofitable stores as leases expire. This factor alone could help raise FL’s profit margins by 150 basis points over the next few years.

Currently, FL is trading at $24.00 a share, down from $30 a share in March 2005. The stock’s price decline over the last year or so is a result of investor concerns that sales and profits may slow or decline as a result of potentially weaker economic activity in the U.S. Many publicly traded retailers saw share price declines of 10-20% over the past year and a half with the rise in energy costs and interest rates. The big concern is that consumers may experience a strain in their discretionary income with the higher energy costs and interest rates, which could negatively impact retail sales.

While the stock’s current valuation is clearly higher than when we initiated our position three years ago, FL is not trading at a premium to its intrinsic value, in our opinion. Today, FL is trading at 12.9x current year’s earnings expectations (net of cash), 1.8x book value3, and 63% of sales. Our expectation is for FL to generate in excess of $2.00 a share of earnings within the next several years. This would require the company to grow its sales at less than 3% a year and expand its operating margins to 8% from the current 7.1% level.

With nearly an 8% position in FL, we do not envision substantially increasing our weighting unless the stock was to decline to a more attractive valuation. On the other hand, there has been recent speculation that private equity firms, such as Apollo, Blackstone and KKR, are interested in taking FL private in a leveraged buyout deal. While FL management will neither publicly confirm nor deny that they have been approached by a viable suitor for the business, the retail-trade press has mentioned that some private equity entity may try to buy FL for $30 or more. Buyout or not, we continue to believe that FL represents a good long-term investment, as management has more room to enhance shareholder value.

Ariba Inc. - Dick Weiss

Ariba provides “spend management” solutions that allow enterprises to efficiently manage the purchasing of non-payroll goods and services required to run their business. Their solutions include software, network access, professional services and expertise. Its products streamline and improve the business processes related to the identification of suppliers of goods and services, the negotiation of the terms of purchases, and ultimately the management of ongoing purchasing and settlement activities. By combining software, network access, professional services and expertise into a comprehensive solution, Ariba helps customers with a unique, all encompassing solution.

Ariba is emerging from a very significant transition. In 2004, it acquired FreeMarkets, its primary competitor in spend management with a focus on services and reverse auctions. In the spring of 2005, the company realized that it could no longer rely on software license revenues as an engine of growth. The software market is moving to an on-demand model that Ariba did not support. Over the past year, Ariba has been transforming its software solution to offer companies both a license solution and a hosted software subscription solution. This will allow them to offer their product to a wider range of customers that do not face the significant deployment cost inherent in the implementation of a licensed software deployment.

This transition has been very challenging. Over the period, license revenues have declined from $47.8 million in fiscal year ended September 2005 to an estimated $15 million in 2006. At the same time Subscription and Maintenance has grown from $123 million in 2005 to $132 million in 2006. Ariba receives revenue over a 3 year period under the subscription model. Under the prior license method, it accounted for all the revenue upfront. This leads to greater predictability and visibility in the long term but a contraction in revenue in the short term.

Spend management is a growing niche and Ariba should be able to expand its addressable market significantly. Ariba’s on-demand offering will allow it to sell solutions to any company, not just those with the wherewithal to deploy $20 million on a new solution, obviously a significant hurdle rate in the small and medium size business market. The growth in underlying bookings has been on a record pace in recent quarters, but has been masked by the transition from license to subscription. Given Ariba’s potential for significant growth in the future, its equity seems very attractive at 0.5x 2006 revenue.

[3]	Book value is the net asset value of a company calculated by subtracting total liabilities from total assets.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

44 The Masters’ Select Funds Trust

Masters' Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2006 (Unaudited)

Shares		Value

COMMON STOCKS: 87.0%

Consumer Discretionary: 19.0%
152,600	Big Lots, Inc. *	$2,606,408
155,600	Career Education Corp. *	4,650,884
302,900	Charming Shoppes, Inc. *	3,404,596
400,000	Cox Radio, Inc. - Class A *	5,768,000
470,000	dELiA*s, Inc. *	3,797,600
204,100	Foot Locker, Inc.	4,998,409
424,100	Interpublic Group of Companies, Inc. *	3,541,235
161,500	Jo-Ann Stores, Inc. *	2,365,975
562,600	Journal Register Co.	5,040,896
145,400	Lee Enterprises, Inc.	3,918,530
92,100	Michaels Stores, Inc.	3,798,204
469,300	Radio One, Inc. - Class D *	3,472,820
92,900	Rent-A-Center, Inc. *	2,309,494
133,000	Ruby Tuesday, Inc.	3,246,530
562,000	Tweeter Home Entertainment Group, Inc. *	3,990,200
		56,909,781
Energy: 13.2%
105,000	Core Laboratories NV *	6,409,200
47,500	Houston Exploration Co. (The) *	2,906,525
74,000	Lufkin Industries, Inc.	4,397,820
85,300	National Oilwell Varco, Inc. *	5,401,196
99,600	NS Group, Inc. *	5,485,968
95,900	Patterson-UTI Energy, Inc.	2,714,929
490,000	PetroHawk Energy Corp. *	6,174,000
179,900	Rosetta Resourses, Inc.	2,989,938
84,800	Rowan Companies, Inc.	3,018,032
		39,497,608
Finance: 7.1%
210,000	CapitalSource, Inc.	4,926,600
123,750	HCC Insurance Holdings, Inc.	3,643,200
103,900	Investors Financial Services Corp.	4,665,110
248,700	Janus Capital Group, Inc.	4,451,730
10,105	Markel Corp. *	3,506,435
		21,193,075

Healthcare, Pharmaceuticals & Biotechnology: 5.1%
51,900	Apria Healthcare Group, Inc. *	980,910
970,000	Draxis Health, Inc. *	4,306,800
185,500	Invacare Corp.	4,615,240
158,000	Respironics, Inc. *	5,406,760
		15,309,710
Industrials: 17.7%
158,600	ACCO Brands Corp. *	3,473,340
145,000	Albany International Corp.	6,146,550
72,000	Armor Holdings, Inc. *	3,947,760
158,100	Dynamic Materials Corp.	5,332,713
400,000	DynCorp International, Inc. *	4,152,000
694,300	Global Power Equipment Group, Inc. *	2,207,874
236,200	HUB Group, Inc. *	5,793,986
195,000	Interline Brands, Inc. *	4,559,100
170,000	Manitowoc Co.	7,565,000
137,400	Trinity Industries, Inc.	5,550,960
80,000	Washington Group International, Inc.	4,267,200
		52,996,483

Shares/ Principal Amount		Value

Technology: 24.9%
660,000	Ariba, Inc. *	$5,431,800
470,000	Arris Group, Inc. *	6,166,400
300,000	Autobytel, Inc. *	1,059,000
228,500	Avnet, Inc. *	4,574,570
747,400	BearingPoint, Inc. *	6,255,738
150,000	DSP Group, Inc. *	3,727,500
810,000	Embarcadero Technologies, Inc. *	4,941,000
473,000	Epicor Software Corp. *	4,980,690
265,000	Heartland Payment Systems, Inc. *	7,388,200
210,400	Hewitt Associates, Inc. - Class A *	4,729,792
133,500	Littelfuse, Inc. *	4,589,730
720,000	Magma Design Automation, Inc. *	5,292,000
363,200	Parametric Technology Corp. *	4,616,272
441,800	Vasco Data Security International *	3,689,030
363,400	Witness Systems, Inc. *	7,329,778
		74,771,500

TOTAL COMMON STOCKS
	(cost $244,336,042)	260,678,157

SHORT-TERM INVESTMENTS: 11.8%

$ 35,217,000	State Street Bank & Trust Co., 3.600%, 06/30/06, due 07/03/06 [collateral: $35,875,000, US Treasury Notes, 7.250%, due 05/15/16; US Treasury Notes, 5.125%, due 06/30/11, value $35,936,825] (proceeds $35,227,565)	35,217,000

TOTAL SHORT-TERM INVESTMENTS
(cost $35,217,000)		35,217,000

TOTAL INVESTMENTS IN SECURITIES
(cost $279,553,042): 98.8%		295,895,157

Other Assets less Liabilities: 1.2%		3,726,991

Net Assets: 100.0%		$299,622,148

* Non-income producing security.

See accompanying Notes to Financial Statements.

Schedule of Investments 45

Masters’ Select Funds Trust
EXPENSE EXAMPLES - (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2006 to June 30, 2006.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (01/01/06 to 6/30/06)	Expense Ratio During Period* (01/01/06 to 6/30/06)

Masters’ Select Equity Fund Actual	$1,000.00	$ 999.30	$5.90	1.17%

Masters’ Select Equity Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96	1.17%

Masters’ Select International Fund Actual	$1,000.00	$1,078.90	$5.45	1.04%

Masters’ Select International Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30	1.04%

Masters’ Select Value Fund Actual	$1,000.00	$1,021.90	$6.12	1.20%

Masters’ Select Value Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Masters’ Select Smaller Companies Fund Actual	$1,000.00	$1,039.70	$6.53	1.27%

Masters’ Select Smaller Companies Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46	1.27%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

46 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2006 (Unaudited)

		International		Smaller Companies
	Equity Fund	Fund	Value Fund	Fund
ASSETS
Investments in securities at cost	$715,542,919	$1,291,531,284	$289,987,523	$244,336,042
Repurchase agreements at cost	18,300,000	139,881,000	11,721,000	35,217,000
Total investments at cost	$733,842,919	$1,431,412,284	$301,708,523	$279,553,042
Investments in securities at value	$857,123,809	$1,467,971,118	$334,896,190	$260,678,157
Repurchase agreements at value	18,300,000	139,881,000	11,721,000	35,217,000
Cash	3,072,064	31,289	75,100	17,827
Cash, denominated in foreign currency
(cost of $5, $1,103,766, $1,092,630 and $–, respectively)	5	1,111,270	1,108,476	–
Receivables:
Securities sold	8,316,389	583,362	1,841,339	879,977
Dividends and interest	698,248	2,801,343	187,221	56,223
Fund shares sold	1,096,552	2,402,619	1,188,396	4,753,843
Foreign tax reclaim	2,812	951,248	–	–
Unrealized gain on forward exchange contracts	–	273,600	122,135	–
Prepaid expenses	21,105	30,925	17,367	17,930
Total assets	888,630,984	1,616,037,774	351,157,224	301,620,957
LIABILITIES
Payables:
Advisory fees	772,210	1,169,126	303,964	273,902
Trustee fees	6,090	6,596	4,798	3,506
Securities purchased	2,624,375	15,299,786	–	1,452,534
Fund shares redeemed	15,419,965	7,753,185	505,145	253,389
Foreign taxes withheld	–	10,449	–	–
Written options (premiums received, $428,987)	15,000	–	–	–
Unrealized loss on forward exchange contracts	–	15,858	1,270,121	–
Accrued expenses	89,919	90,268	34,887	15,478
Total liabilities	18,927,559	24,345,268	2,118,915	1,998,809
NET ASSETS	$869,703,425	$1,591,692,506	$349,038,309	$299,622,148
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	57,097,773	84,400,895	23,391,242	20,435,756
Net asset value, offering and redemption price per share	$15.23	$18.86	$14.92	$14.66
COMPONENTS OF NET ASSETS
Paid in capital	$689,979,209	$1,224,870,334	$287,984,295	$265,386,464
Undistributed net investment income (loss)	(905,817)	17,456,028	1,845,326	(693,111)
Accumulated net realized gain on investments and options	38,635,156	172,865,973	15,402,560	18,586,680
Net unrealized appreciation
(depreciation) on:
Investments	141,580,890	176,439,834	44,908,667	16,342,115
Options	413,987	–	–	–
Foreign currency	–	60,337	(1,102,539)	–
Net assets	$869,703,425	$1,591,692,506	$349,038,309	$299,622,148

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities 47

Masters' Select Funds Trust
STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2006 (Unaudited)

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheldof $65,531, $2,569,595, $144,965 and $–, respectively)	$3,826,709	$26,290,431	$3,721,028	$467,170
Interest	561,665	1,553,800	393,569	772,667
Total income	4,388,374	27,844,231	4,114,597	1,239,837
Expenses
Advisory fees	4,888,840	8,274,842	1,920,926	1,737,866
Administration fees	87,978	151,390	33,998	29,677
Custody fees	38,534	359,537	20,236	21,803
Transfer agent fees	110,584	181,894	37,440	43,391
Chief compliance officer fees	6,199	6,199	6,199	6,199
Fund accounting fees	38,976	35,704	32,133	35,704
Professional fees	33,720	46,119	23,307	21,324
Trustee fees	22,084	27,780	16,039	15,324
Registration expense	12,397	30,824	14,133	14,878
Insurance expense	18,844	28,761	6,943	5,455
Reports to shareholders	43,143	74,136	20,232	18,844
Miscellaneous	20,060	28,927	7,407	4,927
Total expenses	5,321,359	9,246,113	2,138,993	1,955,392
Less: fees waived	(25,529)	(1,162,523)	(46,006)	(20,873)
Less: expenses paid indirectly	(1,639)	(2,496)	(599)	(1,571)
Net expenses	5,294,191	8,081,094	2,092,388	1,932,948
Net investment income (loss)	(905,817)	19,763,137	2,022,209	(693,111)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	42,050,574	104,992,175	9,009,521	17,714,534
Options	(693,053)	–	–	(27,791)
Foreign currency transactions	(1,425)	(1,436,138)	(198,603)	–
Net realized gain	41,356,096	103,556,037	8,810,918	17,686,743
Net unrealized appreciation (depreciation) on:
Investments	(41,806,688)	(10,363,504)	(2,198,729)	(6,572,057)
Options	413,987	–	–	(115,178)
Foreign currency translations	2,410	(43,429)	(1,310,206)	–
Net unrealized depreciation	(41,390,291)	(10,406,933)	(3,508,935)	(6,687,235)
Net realized and unrealized gain (loss)on investments and foreign currency	(34,195)	93,149,104	5,301,983	10,999,508
Net increase (decrease) in net assets resulting from operations	$(940,012)	$112,912,241	$7,324,192	$10,306,397

See accompanying Notes to Financial Statements.

48 The Masters’ Select Funds Trust

Masters' Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Six Months Ended June 30, 2006 #	Year Ended December 31, 2005	Six Months Ended June 30, 2006 #	Year Ended December 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(905,817)	$(1,227,905)	$19,763,137	$14,362,272
Net realized gain on investments and
foreign currency	41,356,096	46,517,973	103,556,037	277,058,749
Net unrealized depreciation on
investments and foreign currency	(41,390,291)	(2,021,513)	(10,406,933)	(19,250,209)
Net increase (decrease) in net assets
resulting from operations	(940,012)	43,268,555	112,912,241	272,170,812
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	–	–	–	(23,731,832)
From net realized gain	–	(42,553,682)	–	(202,047,091)
Total distributions	–	(42,553,682)	–	(225,778,923)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	58,934,312	122,717,342	152,108,992	268,488,836
Reinvested distributions	897	40,301,739	3,396	184,765,585
Redemption fee proceeds	21,128	59,973	83,693	68,803
Payment for shares redeemed	(80,886,968)	(126,538,493)	(102,579,538)	(208,256,973)
Net increase (decrease) in net assets
from capital share transactions	(21,930,631)	36,540,561	49,616,543	245,066,251
Total increase (decrease) in net assets	(22,870,643)	37,255,434	162,528,784	291,458,140
NET ASSETS
Beginning of period	892,574,068	855,318,634	1,429,163,722	1,137,705,582
End of period	$869,703,425	$892,574,068	$1,591,692,506	$1,429,163,722
Accumulated net investment income (loss)	$(905,817)	$–	$17,456,028	$(2,307,109)

CAPITAL TRANSACTIONS IN SHARES:
Sold	3,779,052	8,299,712	8,151,859	15,244,561
Reinvested distributions	2	2,723,090	48	11,057,997
Redeemed	(5,235,783)	(8,526,959)	(5,490,470)	(11,943,049)
Net increase (decrease) from capital share transactions	(1,456,729)	2,495,843	2,661,437	14,359,509

# Unaudited.

See accompanying Notes to Financial Statements.
Statements of Changes in Net Assets 49

Masters' Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund
	Six Months Ended June 30, 2006 #	Year Ended December 31, 2005	Six Months Ended June 30, 2006 #	Year Ended December 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$2,022,209	$849,302	$(693,111)	$(1,428,631)
Net realized gain on investments and foreign currency	8,810,918	26,514,174	17,686,743	8,593,310
Net unrealized appreciation (depreciation) on investments and foreign currency	(3,508,935)	(13,738,242)	(6,687,235)	6,387,814
Net increase in net assets resulting from operations	7,324,192	13,625,234	10,306,397	13,552,493
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	–	(1,300,783)	–	–
From net realized gain	–	(18,497,416)	–	(8,519,063)
Total distributions	–	(19,798,199)	–	(8,519,063)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	34,716,662	84,410,504	41,203,230	130,022,928
Reinvested distributions	385	19,450,889	17	8,364,485
Redemption fee proceeds	11,200	58,385	43,094	56,383
Payment for shares redeemed	(31,240,065)	(66,062,709)	(25,209,271)	(32,828,973)
Net increase in net assets from capital share transactions	3,488,182	37,857,069	16,037,070	105,614,823
Total increase in net assets	10,812,374	31,684,104	26,343,467	110,648,253
NET ASSETS
Beginning of period	338,225,935	306,541,831	273,278,681	162,630,428
End of period	$349,038,309	$338,225,935	$299,622,148	$273,278,681
Accumulated net investment income (loss)	$1,845,326	$(176,883)	$(693,111)	$–

CAPITAL TRANSACTIONS IN SHARES:
Sold	2,295,892	5,760,832	2,742,406	9,388,565
Reinvested distributions	26	1,354,413	–	600,897
Redeemed	(2,071,193)	(4,521,142)	(1,693,863)	(2,354,239)
Net increase from capital share transactions	224,725	2,594,103	1,048,543	7,635,223

# Unaudited.

See accompanying Notes to Financial Statements.

50 The Masters’ Select Funds Trust

Masters' Select Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2006 #		2005	2004	2003	2002	2001

Net asset value, beginning of period	$15.24		$15.26	$13.44	$10.19	$12.59	$12.98
Income from investment operations:
Net investment loss	(0.02)		(0.02)	(0.06)	(0.04)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.01		0.75	1.88	3.29	(2.37)	(0.29)
Total income (loss) from investment operations	(0.01)		0.73	1.82	3.25	(2.40)	(0.33)
Less distributions:
From net realized gain	–		(0.75)	–	–	–	(0.06)
Total distributions	–		(0.75)	–	–	–	(0.06)
Redemption fee proceeds	–	^	– ^	– ^	– ^	– ^	– ^
Net asset value, end of period	$15.23		$15.24	$15.26	$13.44	$10.19	$12.59

Total return	(0.07	)%+	4.96%	13.54%	31.89%	(19.06)%	(2.55)%
Ratios/supplemental data:
Net assets, end of period (millions)	$869.7		$892.6	$855.3	$609.9	$431.2	$508.9
Ratio of total expenses to average net assets:
Before fees waived	1.18	%*	1.19%	1.22%	1.25%	1.27%	1.28%
After fees waived	1.17	%*	1.19%	1.22%	1.23%	1.25%	1.26%
Ratio of net investment loss to average net assets:	(0.20	)%*	(0.14)%	(0.46)%	(0.39)%	(0.30)%	(0.36)%
Portfolio turnover rate	20.47	%+	46.05%	39.34%	84.28%	93.76%	94.98%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.
Financial Highlights 51

Masters' Select International Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2006 #		2005	2004	2003	2002	2001

Net asset value, beginning of period	$17.48		$16.88	$14.83	$10.70	$12.53	$15.31
Income from investment operations:
Net investment income	0.24		0.17	0.10	0.07	0.05	0.06
Net realized and unrealized gain (loss)
on investments and foreign currency	1.14		3.64	2.01	4.09	(1.85)	(2.83)
Total income (loss) from
investment operations	1.38		3.81	2.11	4.16	(1.80)	(2.77)
Less distributions:
From net investment income	–		(0.29)	(0.07)	(0.03)	(0.03)	(0.03)
From net realized gain	–		(2.92)	–	–	–	–
Return of capital	–		–	–	–	– ^	– ^
Total distributions	–		(3.21)	(0.07)	(0.03)	(0.03)	(0.03)
Redemption fee proceeds	–	^	– ^	0.01	– ^	– ^	0.02
Net asset value, end of period	$18.86		$17.48	$16.88	$14.83	$10.70	$12.53

Total return	7.89	%+	23.78%	14.30%	38.86%	(14.34)%	(17.94)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,591.7		$1,429.1	$1,137.7	$733.5	$336.0	$278.9
Ratio of total expenses to average
net assets:
Before fees waived	1.19	%*	1.24%	1.28%	1.30%	1.32%	1.37%
After fees waived	1.04	%*	1.08%	1.09%	1.10%	1.13%	1.19%
Ratio of net investment income to
average net assets:	2.54	%*	1.17%	0.76%	0.69%	0.47%	0.52%
Portfolio turnover rate	57.73	%+	160.12%	87.88%	110.19%	141.07%	174.19%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.
52 The Masters’ Select Funds Trust

Masters' Select Value Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2006 #		2005	2004	2003	2002	2001

Net asset value, beginning of period	$14.60		$14.90	$12.99	$9.82	$11.43	$10.45
Income from investment operations:
Net investment income	0.09		0.05	0.02	0.04	0.06	– ^
Net realized and unrealized gain (loss)
on investments and foreign currency	0.23		0.55	1.89	3.13	(1.67)	1.00
Total income (loss) from investment operations	0.32		0.60	1.91	3.17	(1.61)	1.00
Less distributions:
From net investment income	–		(0.06)	–	–	–	– ^
From net realized gain	–		(0.84)	–	–	–	(0.03)
Total distributions	–		(0.90)	–	–	–	(0.03)
Redemption fee proceeds	–	^	– ^	– ^	– ^	– ^	0.01
Net asset value, end of period	$14.92		$14.60	$14.90	$12.99	$9.82	$11.43

Total return	2.19	%+	4.13%	14.70%	32.28%	(14.09)%	9.64%
Ratios/supplemental data:
Net assets, end of period (millions)	$349.0		$338.2	$306.5	$181.0	$137.9	$160.5
Ratio of total expenses to average
net assets:
Before fees waived	1.22	%*	1.24%	1.25%	1.30%	1.31%	1.37%
After fees waived	1.20	%*	1.21%	1.23%	1.28%	1.29%	1.35%
Ratio of net investment income (loss) to
average net assets:	1.16	%*	0.26%	0.20%	0.35%	0.55%	(0.04)%
Portfolio turnover rate	17.76	%+	30.21%	29.14%	21.54%	54.08%	32.67%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.
Financial Highlights 53

Masters' Select Smaller Companies Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,		Period Ended
	June 30, 2006 #		2005	2004	December 31, 2003**

Net asset value, beginning of period	$14.10		$13.84	$11.79	$10.00
Income from investment operations:
Net investment loss	(0.03)		(0.07)	(0.08)	(0.06)
Net realized and unrealized gain on investments	0.59		0.80	2.56	1.98
Total income from investment operations	0.56		0.73	2.48	1.92
Less distributions:
From net realized gain	–		(0.47)	(0.43)	(0.13)
Total distributions	–		(0.47)	(0.43)	(0.13)
Redemption fee proceeds	–	^	– ^	– ^	–	^
Net asset value, end of period	$14.66		$14.10	$13.84	$11.79

Total return	3.97	%+	5.29%	21.01%	19.17	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$299.6		$273.2	$162.6	$51.2
Ratio of total expenses to average net assets:
Before fees waived	1.28	%*	1.33%	1.43%	1.67	%*
After fees waived	1.27	%*	1.30%	1.40%	1.65	%*
Ratio of net investment loss to average net assets:	(0.45	)%*	(0.64)%	(1.07)%	(1.33	)%*
Portfolio turnover rate	54.37	%+	118.76%	148.81%	43.49	%+

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
**	Commenced operations on June 30, 2003.

See accompanying Notes Financial Statements.
54 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of four separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund and the Masters’ Select Smaller Companies Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded smaller company portfolio managers.

The Masters’ Select International Fund is closed to most new investors.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange or NASDAQ are valued at the last reported sales price (or the NASDAQ official closing price for NASDAQ -reported securities) at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or NASDAQ for which there have been no sales are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Managers and the Trust’s Valuation Committee pursuant to procedures approved by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value. Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market, are fair valued using methods approved by the Board of Trustees.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into US dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions.

Notes to Financial Statements 55

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

E.
Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options.  Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks Of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with

56 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

F.
Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

G.
Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition - “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

H.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

I.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

J.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

K.
Indemnification Obligations. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements 57

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 3 - Management Fees and Transactions with Affiliates

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million
International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Value Fund	1.10%
Smaller Companies Fund	1.14%

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through December 31, 2006, the Advisor contractually agreed to waive a portion of its advisory fees equal to approximately 0.130% of the average daily net assets of the Masters’ Select International Fund, and 0.02% of the average daily net assets of the Masters’ Select Value Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the period ended June 30, 2006, the amount waived was $25,529, $1,162,523, $46,006 and $20,873 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund and Masters’ Select Smaller Companies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with U.S. Bancorp Fund Services, L.L.C. (the “Administrator”). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.020% of the next $250 million, 0.015% of the next $2 billion and 0.0125% thereafter.

Affiliated entities of the Managers received net commissions on purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2006 of $194,507 for the Masters’ Select International Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $50,000 per year.

Note 4 - Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2006, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$182,054,271	$207,436,539
International Fund	881,163,108	848,997,131
Value Fund	67,684,016	59,520,048
Smaller Companies Fund	156,711,630	140,630,160

Transactions in option contracts written for the six months ended June 30, 2006, were as follows:

	Equity Fund		Smaller Companies Fund
	Contracts	Premium	Contracts	Premium
Outstanding at December 31, 2005	-	$-	103,500	$335,229
Options written during period	240,000	810,683	-	-
Options exercised during period	-	-	-	-
Options expired during period	-	-	(72,000)	(151,233)
Options closed during period	(140,000)	(381,696)	(31,500)	(183,996)
Outstanding at June 30, 2006	100,000	$428,987	-	$-

58 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 5 - Income Taxes and Distributions to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

As of June 30, 2006, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:
	Equity Fund	International Fund	Value Fund	Smaller Companies Fund
Cost of investments for tax purposes	$733,842,919	$1,431,412,284	$301,708,523	$279,553,042
Gross tax unrealized appreciation	$195,402,409	$198,296,488	$62,843,926	$37,685,642
Gross tax unrealized depreciation	(53,821,519)	(21,856,654)	(17,935,259)	(21,343,527)
Net tax unrealized appreciation on investments	141,580,890	176,439,834	44,908,667	16,342,115
Net tax unrealized appreciation on options	413,987	–	–	–
Net tax unrealized appreciation (depreciation) on forward contracts and foreign-currency denominated assets and liabilities	–	60,337	(1,102,539)	–

Net tax unrealized appreciation	$141,994,877	$176,500,171	$43,806,128	$16,342,115

For the year ended December 31, 2005, the Masters’ Select Equity Fund, Masters’ Select International Fund and the Masters’ Select Value Fund utilized capital loss carryforwards of $7,827,458, $8,556 and $588,877, respectively.

Note 6 - Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2006, the Funds had the following forward contracts outstanding:

Masters’ Select International Fund
Contracts to Buy		In Exchange For	Settlement Date	Unrealized Gain (Loss)
9,406,565	Swiss Franc	U.S. $ 7,541,542	07/03/2006	138,227
2,739,764	British Pound Sterling	3,436,349	07/03/2006	64,661
1,408,472	British Pound Sterling	1,765,520	07/03/2006	34,297
260,004,094	Japanese Yen	2,234,096	07/03/2006	36,583
154,507	Polish Zloty	48,022	07/03/2006	490
				274,258
Contracts to Sell
260,988	Norwegian Krone	U.S. $ 44,678	07/03/2006	(34)
381,326	British Pound Sterling	478,850	07/03/2006	(8,427)
456,518	British Pound Sterling	575,578	07/03/2006	(7,784)
7,413,960	Japanese Yen	64,677	07/03/2006	(71)
17,611,456	Japanese Yen	153,637	07/03/2006	(168)
3,364,275	Japanese Yen	29,349	07/03/2006	(32)
				(16,516)
Net unrealized gain on forward contracts				$257,742

Notes to Financial Statements 59

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Masters’ Select Value Fund
Contracts to Buy		In Exchange For	Settlement Date	Unrealized Gain (Loss)
480,000	British Pound Sterling	U.S. $ 908,880	09/08/2006	(20,078)
400,000	British Pound Sterling	745,488	09/08/2006	(4,819)
1,000,000,000	South Korean Won	1,059,042	09/25/2006	(1,968)
5,000,000	Norwegian Krone	829,449	09/06/2006	(22,572)
				(49,437)
Contracts to Sell
3,899,528	Swiss Franc	U.S. $ 3,269,962	09/07/2006	62,177
4,841,276	British Pound Sterling	8,435,924	09/08/2006	(528,530)
630,731,900	Japanese Yen	5,493,223	09/28/2006	(85,687)
4,873,750,000	South Korean Won	5,000,000	09/25/2006	(151,910)
1,402,500,000	South Korean Won	1,500,000	09/25/2006	17,455
44,647,600	Norwegian Krone	6,750,469	09/06/2006	(454,557)
7,500,000	Norwegian Krone	1,252,819	09/06/2006	42,503
				(1,098,549)
Net unrealized loss on forward contracts				($1,147,986)

Note 7- Line of Credit

The Trust has an unsecured $45,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust made no borrowings during the six months ended June 30, 2006.

60 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
OTHER INFORMATION - (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Other Information 61

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE index.

Lipper Multi-Cap Core Fund Index

The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper International Fund Index

The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Value Fund Index

The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI EAFE Index

The Morgan Stanley Capital International Europe, Australasia, Far East Index is a broad based index that measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Countries World Free (ex US) Index

The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 48 countries.

MSCI All Countries World Free Growth (ex US) Index

The MSCI All Countries World Free Growth (ex US) Index is a broad based index that measures the performance those common equities in 48 countries with higher price-to-book ratios and higher forecasted growth rates.

MSCI World Value Index

The MSCI World Value Index is a broad based index that measures the performance of common equities in 48 countries with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000 Index

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of those companies within the 2,500 smallest U.S. companies in the Russell 3000 Index, based on total market capitalization, that have higher price-to-book ratios and higher forecasted growth rates.

Russell 3000 Index

The Russell 3000 Index is a broad based index that measures the performance of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P Citigroup PMI Global (ex US) Index

S&P Citigroup PMI Global (ex US) index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

S&P 500 Index

The S&P 500 Index, which is widely regarded as the standard for measuring large-cap U.S. stock market performance, consists of 500 stocks that represent a sample of the leading companies in leading industries.

62 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Masters’ Select Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
A. George Battle 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1944)	Trustee	Term: Open Ended Time Served: 9 years	Executive Chairman, Ask Jeeves, 2004 - 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	Director of Advent Software; Expedia Inc.; Fair, Isaac Co.; and Netflix Inc.
Frederick August Eigenbrod, Jr. PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1941)	Trustee	Term: Open Ended Time Served: 9 years
Vice President, RoutSource Consulting Services (organizational planning and development) since 2002; Senior Vice President, Consulting Services, Silicon Valley, Right Associates (industrial psychologists) from 1990 to 2002.
None
Taylor M. Welz Bowman & Company LLP 2431 W. March Lane, Suite 100 Stockton, CA 95207 (born 1959)	Trustee	Term: Open Ended Time Served: 9 years	CPA/PFS, CFP. Partner, Bowman & Company LLP (certified public accountants).	None
Harold M. Shefrin, PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1948)	Trustee	Term: Open Ended Time Served: Since February 2005	Professor, Department of Finance, Santa Clara University, since 1979	SA Funds - Investment Trust
Kenneth E. Gregory* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1957)	President and Trustee	Term: Open Ended Time Served: 9 years
President of the Advisor; President of Litman/Gregory Research, Inc. (publishers) and Litman/Gregory Asset Management, LLC (investment advisors), Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research), since 2000.
None
Craig A. Litman* 100 Larkspur Landing Circle, Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Term: Open Ended Time Served: 9 years	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman/Gregory Research Inc.; Chairman of Litman/Gregory Asset Management, LLC.	None
John Coughlan 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Term: Open Ended Time Served: 9 years	Chief Operating Officer, Litman/Gregory Fund Advisors, LLC and Chief Financial Officer of Litman/Gregory Asset Management, LLC.	None
* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

Trustee and Officer Information 63

NOTES

This page is intentionally left blank.

64 The Masters’ Select Funds Trust

Advisor:

Litman/Gregory Fund Advisors, LLC
Orinda, CA 94563

Distributor:

Quasar Distributors, LLC
615 E. Michigan St., 2nd Floor
Milwaukee, WI 53202

Transfer Agent:

BFDS
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

For Overnight Delivery:
Masters’ Select Funds
C/O BFDS
330 W. 9th Street
Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	576417109	305
International Fund	MSILX	576417208	306
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308

Website:

www.masterfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Masters’ Select Funds Trust

By (Signature and Title)* /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date   August 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date August 29, 2006

By (Signature and Title)*  /s/ John Coughlan
John Coughlan, Treasurer

Date August 29, 2006

* Print the name and title of each signing officer under his or her signature.